ITEM 1. REPORT TO STOCKHOLDERS

John Hancock
Sovereign
Investors
Fund

SEMI
ANNUAL
REPORT

6.30.03

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 12

For your information
page 25

Dear Fellow Shareholders,

The stock market made a strong recovery in the first half of 2003. Historically low interest rates, improving corporate earnings and government stimulus in the form of tax cuts gave investors hope that the economy would soon begin to strengthen. Most of the market's move up occurred in the second quarter, and the breadth of the rally was enormous. As a result, the major indexes were able to wipe out their first-quarter losses and post solid gains for the first six months of the year. With technology leading the way, the tech-heavy Nasdaq Composite Index rose 21.51% through June, the Dow Jones Industrial Average was up 9.02% and the Standard & Poor's 500 Index returned 11.75%. With falling interest rates, bonds also did well, continuing their upward trend for a fourth consecutive year. High yield bonds led the pack, returning 18.49% in the first half as measured by the Lehman High Yield Index.

After the jarring stock-market losses of the last three years, it's a welcome relief for investors to be reminded that the market is indeed cyclical, and does move up -- not just down. And mutual fund investors will finally like what they see in their second-quarter statements: positive results. With the exception of bear funds, which bet on the market going down, every fund category tracked by Morningstar, Inc. and Lipper, Inc. posted double-digit gains in the quarter.

Whether this rally can be sustained depends in large part on whether the economy actually does rebound, and by how much, and how corporate earnings fare. It will also depend on how soon a lot of the investors still sitting on the sidelines decide to get back into the stock market.

No matter what happens next, the dramatic reversal in the stock market's fortunes, and other economic improvements, could be signals that it's time for investors to review their portfolios with their investment professionals to make sure they are well-positioned to meet their long-term investment objectives.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer

This commentary reflects the chairman's views as of June 30, 2003. They are subject to change at any time.



YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth
of capital without
assuming undue
market risks by
investing in a
diversified portfo-
lio of companies
with market capi-
talizations within
the range of the
Standard & Poor's
500 Index.

Over the last six months

* The stock market staged a strong rally in the second quarter of 2003, with higher-risk stocks leading the way.

* The Fund outperformed in the first quarter, but lagged in the second with its focus on high-quality, lower-risk companies.

* A dividend tax cut was enacted, potentially making dividend-paying companies more attractive.



[Bar chart with heading "John Hancock Sovereign Investors Fund."Under the heading is a note that reads "Fund performance for the six months ended June 30, 2003." The chart is scaled in increments of 4% with 0% at the bottom and 8% at the top. The first bar represents the 6.73% total return for Class A. The second bar represents the 6.37% total return for Class B. The third bar represents the 6.36% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 3.3%   Citigroup, Inc.
 3.3%   Exxon Mobil Corp.
 2.9%   Johnson & Johnson
 2.9%   General Electric Co.
 2.8%   Bank of America Corp.
 2.6%   International Business Machines Corp.
 2.6%   3M Co.
 2.5%   Hewlett-Packard Co.
 2.4%   American International Group, Inc.
 2.4%   BP Plc

As a percentage of net assets on June 30, 2003.



MANAGERS'
REPORT

BY JOHN F. SNYDER III, PETER M. SCHOFIELD, CFA, AND BARRY H. EVANS, CFA, PORTFOLIO MANAGERS

John Hancock
Sovereign Investors Fund

The first half of the year was made up of two distinct market environments. Worries about the war with Iraq and the fragile U.S. economy kept stocks under pressure throughout the first quarter of the year. Against a backdrop of uncertainty, investors sought out the safety and stability of higher-quality stocks.

The tables turned, however, in the second quarter as a quick resolution to the war with Iraq, glimmers of an improving economy and a significant tax cut sparked a strong rally in stocks. With hopes of an economic turnaround running high, investors flocked to high-beta -- that is, high-risk -- stocks that are likely to benefit from a stronger economy. The second-quarter rally allowed stocks to show solid advances for the six months ended June 30, 2003, with the broad Standard & Poor's 500 Index returning 11.75%.

PERFORMANCE REVIEW

For the six months ended June 30, 2003, John Hancock Sovereign Investors Fund Class A, Class B and Class C shares returned 6.73%, 6.37% and 6.36%, respectively, at net asset value. The average equity-income fund returned 9.56%, according to Lipper, Inc.1 Keep in mind, your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

"The second-quarter rally
 allowed stocks to show
 solid advances for the
 six months ended
 June 30, 2003..."

In the first quarter of the year, the Fund outperformed its peers, as investors fled to higher-quality stocks. But when higher-risk stocks took the lead in the second-quarter rally, the Fund wasn't able to keep up with its more aggressive peers. Large, high-quality stocks -- particularly dividend performers -- lagged behind smaller, non-dividend-paying stocks, not necessarily because of any fundamental issues, but more due to a short-term shift in market sentiment.

[Photos of John Snyder, Peter Schofield and Barry Evans flush right next to first paragraph.]

In addition, several of our financial holdings turned in disappointing results and fears of asbestos litigation hurt our property and casualty holdings, particularly American International Group (AIG). We're maintaining our position here as we believe that AIG's strong, global franchise should be able to withstand any fallout from the litigation. Our government-sponsored enterprises, Fannie Mae and Freddie Mac, also detracted from performance as accounting problems plagued the duo.

Despite the shift away from high-quality stocks, several of our large holdings turned in strong results. Citigroup, for example, was one of the Fund's top performers. This undervalued stock rose sharply as investors began to anticipate a pickup in the capital markets. In the consumer discretionary group, mass merchandiser Target and advertising conglomerate Omnicom Group also moved up strongly, as investors looked forward to an increase in consumer spending and a pickup in advertising in the back half of the year.

"...we believe this new
 tax law could make our
 'dividend performers'
 more enticing to investors..."

TAX CHANGES FAVOR "DIVIDEND PERFORMERS"

With the Bush administration's recent tax cut, one of the key changes was the reduction of taxes on dividends. We believe the change is a positive for investors and companies because it's easier now for companies to increase their dividend payouts to shareholders. In fact, one of our largest holdings, Bank of America, recently increased its dividend by 25%. As long-time shareholders know, we have remained consistently focused on our long-term strategy of investing primarily in "dividend performers" -- those companies that have raised their dividends for at least 10 consecutive years. Although non-dividend stocks have led the market recently, we believe this new tax law could make our "dividend performers" more enticing to investors over the long-term.



[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Medical 13%, the second is Computers 9%, the third Oil & gas 9%, the fourth Banks-United States 8%, and the fifth Diversified operations 7%.]

NEW OPPORTUNITIES

As always, we've continued to look for new opportunities that meet our strict investment criteria. In this period we established a new position in United Technologies. We think this industrial conglomerate is extremely well managed and, as a whole, it has held up well during the economic downturn. Although its aerospace business did experience some difficulties, we believe the worst is over. When the recovery does take hold, we believe United Technologies will be well positioned to leverage an economic upturn.



[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 6-30-03." The chart is divided into four sections (from top to left): Common stocks 94%, Short-term investments & other 4%, Preferred stocks 1%, and Corporate bonds 1%.]

Goldman Sachs was another new addition. As the capital markets turn around, there's likely to be a pickup in stock and bond issuance, as well as increased merger and acquisition activity. As one of the leading investment banks in the world, Goldman Sachs is poised to be one of the beneficiaries of a recovery in the financial markets.



[Table at top of page entitled "SCORECARD."The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Citigroup followed by an up arrow with the phrase "Rebound in the financial market." The second listing is Omnicom followed by an up arrow with the phrase "Pickup in advertising spending." The third listing is Johnson & Johnson followed by a down arrow with the phrase "Pharmaceuticals out of favor."]

WHAT'S AHEAD

As we look to the back half of the year, we remain cautiously optimistic. Economic indicators suggest that the economy has finally stabilized. Although fears of a double-dip recession have subsided, consumers and corporations are still nervous. The recent run-up has left many wondering, once again, whether a recovery will finally materialize in the second half of the year. The problem is that hopes of a recovery have been dashed several times before in this bear market. As a result, investors remain skeptical and that's likely to keep stocks choppy.

"The key will be whether
 earnings can meet Wall
 Street's expectations."

The longer-term picture, we believe, is brighter. President Bush has pumped a tremendous amount of fiscal stimulus into the economy in an attempt to jump-start its recovery. Interest rates remain at 40-year lows and inflation is well contained, providing a positive backdrop for stocks. As for corporate earnings, we're likely to continue to see improvement in the quarters ahead. The key will be whether earnings can meet Wall Street's expectations. Finally, there's a significant amount of money sitting on the sidelines. Once investors regain their confidence, this money could flow back into stocks.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.


A LOOK AT
PERFORMANCE

For the period ended
June 30, 2003

The index used for
comparison is the
Standard & Poor's
500 Index, an
unmanaged index
that includes 500
widely traded
common stocks.

It is not possible to
invest directly in
an index.

                              Class A      Class B      Class C        Index
Inception date                 5-1-36       1-3-94       5-1-98           --

Average annual returns with maximum sales charge (POP)
One year                        -7.57%       -8.14%       -5.29%        0.25%
Five years                      -1.88%       -1.86%       -1.75%       -1.61%
Ten years                        7.11%          --           --        10.04%
Since inception                    --         6.86%       -1.88%          --

Cumulative total returns with maximum sales charge (POP)
Six months                       1.40%        1.37%        4.31%       11.75%
One year                        -7.57%       -8.14%       -5.29%        0.25%
Five years                      -9.07%       -8.97%       -8.43%       -7.79%
Ten years                       98.84%          --           --       160.37%
Since inception                    --        87.66%       -9.32%          --

SEC 30-day yield as of June 30, 2003
                                 0.71%        0.05%        0.05%          --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge
(CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for one year or less are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $26,037 as of June 30, 2003. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Sovereign Investors Fund, before sales charge, and is equal to $20,930 as of June 30, 2003. The third line represents the value of the same hypothetical investment made in the John Hancock Sovereign Investors Fund, after sales charge, and is equal to $19,884 as of June 30, 2003.


                                                 Class B 1    Class C 1
Period beginning                                  1-3-94       5-1-98
Without sales charge                             $18,766       $9,160
With maximum sales charge                             --       $9,068
Index                                            $24,854       $9,351

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of June 30, 2003. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.


FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
June 30, 2003
(unaudited)

This schedule is divided into four main categories: common stocks, preferred stocks, corporate bonds and short-term investments. The common and preferred stocks and corporate bonds are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


  SHARES    ISSUER                                                                                              VALUE
COMMON STOCKS 94.23%                                                                                   $1,179,802,342
(Cost $963,407,822)

Advertising 2.00%                                                                                          25,095,000
  350,000   Omnicom Group, Inc.                                                                            25,095,000

Aerospace 1.70%                                                                                            21,249,000
  300,000   United Technologies Corp.                                                                      21,249,000

Banks -- United States 8.48%                                                                              106,201,000
  450,000   Bank of America Corp.                                                                          35,563,500
  750,000   Bank of New York Co., Inc. (The)                                                               21,562,500
  200,000   State Street Corp.                                                                              7,880,000
  550,000   U.S. Bancorp                                                                                   13,475,000
  550,000   Wells Fargo & Co.                                                                              27,720,000

Beverages 2.80%                                                                                            35,060,500
  300,000   Coca-Cola Co. (The)                                                                            13,923,000
  475,000   PepsiCo, Inc.                                                                                  21,137,500

Broker Services 1.34%                                                                                      16,750,000
  200,000   Goldman Sachs Group, Inc. (The)                                                                16,750,000

Chemicals 2.00%                                                                                            25,049,680
  416,800   Praxair, Inc.                                                                                  25,049,680

Computers 8.84%                                                                                           110,688,500
1,500,000   Cisco Systems, Inc.*                                                                           25,035,000
1,450,000   Hewlett-Packard Co.                                                                            30,885,000
  400,000   International Business Machines Corp.                                                          33,000,000
  850,000   Microsoft Corp.                                                                                21,768,500

Cosmetics & Personal Care 3.16%                                                                            39,580,000
  450,000   Avon Products, Inc.                                                                            27,990,000
  200,000   Colgate-Palmolive Co.                                                                          11,590,000

Diversified Operations 7.02%                                                                               87,850,000
  250,000   3M Co.                                                                                         32,245,000
1,250,000   General Electric Co.                                                                           35,850,000
  300,000   Illinois Tool Works, Inc.                                                                      19,755,000

Electronics 2.21%                                                                                          27,689,426
   94,478   Emerson Electric Co.                                                                            4,827,826
  200,000   Grainger (W.W.), Inc.                                                                           9,352,000
  650,000   Intel Corp.                                                                                    13,509,600

Finance 6.03%                                                                                              75,564,634
  952,941   Citigroup, Inc.                                                                                40,785,875
  848,309   MBNA Corp.                                                                                     17,678,759
  400,000   Morgan Stanley Dean Witter & Co.                                                               17,100,000

Food 0.43%                                                                                                  5,400,000
  100,000   Unilever NV (NY Reg Shares) (Netherlands)                                                       5,400,000

Insurance 6.56%                                                                                            82,162,849
  547,600   AFLAC, Inc.                                                                                    16,838,700
  550,000   American International Group, Inc.                                                             30,349,000
  250,000   Hartford Financial Services Group, Inc. (The)                                                  12,590,000
1,407,871   Travelers Property Casualty Corp. (Class A)                                                    22,385,149

Media 1.22%                                                                                                15,281,000
  350,000   Viacom, Inc. (Class B)*                                                                        15,281,000

Medical 13.13%                                                                                            164,393,400
  650,000   Abbott Laboratories                                                                            28,444,000
  450,000   Cardinal Health, Inc.                                                                          28,935,000
  702,000   Johnson & Johnson                                                                              36,293,400
  300,000   Medtronic, Inc.                                                                                14,391,000
  150,000   Merck & Co., Inc.                                                                               9,082,500
  850,000   Pfizer, Inc.                                                                                   29,027,500
  400,000   Wyeth                                                                                          18,220,000

Mortgage Banking 3.17%                                                                                     39,668,500
  400,000   Fannie Mae                                                                                     26,976,000
  250,000   Freddie Mac                                                                                    12,692,500

Office 1.53%                                                                                               19,143,770
  381,350   Avery Dennison Corp.                                                                           19,143,770

Oil & Gas 7.93%                                                                                            99,309,904
  250,000   Anadarko Petroleum Corp.                                                                       11,117,500
  700,000   BP Plc, American Depositary Receipts (ADR) (United Kingdom)                                    29,414,000
  250,000   ChevronTexaco Corp.                                                                            18,050,000
1,134,180   Exxon Mobil Corp.                                                                              40,728,404

Retail 5.44%                                                                                               68,066,078
  100,000   Family Dollar Stores, Inc.                                                                      3,815,000
  400,000   Lowe's Cos., Inc.                                                                              17,180,000
  283,200   SYSCO Corp.                                                                                     8,507,328
  700,000   Target Corp.                                                                                   26,488,000
  225,000   Wal-Mart Stores, Inc.                                                                          12,075,750

Soap & Cleaning Preparations 2.14%                                                                         26,754,000
  300,000   Procter & Gamble Co. (The)                                                                     26,754,000

Telecommunications 3.79%                                                                                   47,446,107
  700,000   Nokia Corp., ADR (Finland)                                                                     11,501,000
  789,241   SBC Communications, Inc.                                                                       20,165,107
  400,000   Verizon Communications, Inc.                                                                   15,780,000

Tobacco 2.00%                                                                                              24,992,000
  550,000   Altria Group, Inc.                                                                             24,992,000

Utilities 1.31%                                                                                            16,406,994
  490,200   Questar Corp.                                                                                  16,406,994

PREFERRED STOCKS 0.58%                                                                                      7,200,000
(Cost $6,000,000)

Oil & Gas 0.58%
   60,000   Lasmo America Ltd., 8.15% (R)                                                                   7,200,000


                                                    INTEREST          CREDIT          PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                      RATE          RATING**    (000s OMITTED)                VALUE
CORPORATE BONDS 0.59%                                                                                      $7,393,624
(Cost $7,388,294)

Utilities 0.59%
Tennessee Valley Authority,
Note 07-15-43                                          7.250%            AAA             $7,000             7,393,624

SHORT-TERM INVESTMENTS 4.04%                                                                              $50,532,000
(Cost $50,532,000)

Joint Repurchase Agreement 4.04%
Investment in a joint repurchase agreement
transaction with UBS Warburg, Inc. -- Dated
06-30-03, due 07-01-03 (Secured by U.S.
Treasury Bonds, 5.250% thru 7.875%
due 02-15-21 thru 11-15-28)                            1.100%                            50,532            50,532,000

TOTAL INVESTMENTS 99.44%                                                                               $1,244,927,966

OTHER ASSETS AND LIABILITIES, NET 0.56%                                                                    $7,070,812

TOTAL NET ASSETS 100.0%                                                                                $1,251,998,778

Notes to Schedule of Investments

  * Non-income-producing security.

 ** Credit ratings by Moody's Investors Service or John Hancock Advisers, LLC, where Standard & Poor's ratings are not available.

(R) This security is exempt from registration under rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $7,200,000 or 0.58% of net assets as of June 30, 2003.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.




ASSETS AND
LIABILITIES

June 30, 2003
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.


ASSETS
Investments at value (cost $1,027,328,116)                     $1,244,927,966
Cash                                                                      437
Receivable for investments sold                                    10,205,913
Receivable for shares sold                                            166,431
Dividends and interest receivable                                   1,588,762
Other assets                                                          342,758

Total assets                                                    1,257,232,267

LIABILITIES
Payable for investments purchased                                   2,323,205
Payable for shares repurchased                                        501,681
Payable to affiliates
 Management fee                                                     1,825,317
 Distribution and service fee                                          83,595
 Other                                                                 85,496
Other payables and accrued expenses                                   414,195

Total liabilities                                                   5,233,489

NET ASSETS
Capital paid-in                                                 1,092,637,725
Accumulated net realized loss on investments                      (57,651,652)
Net unrealized appreciation of investments                        217,599,850
Distributions in excess of net investment income                     (587,145)

Net assets                                                     $1,251,998,778

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($921,401,067 [DIV] 54,924,905 shares)                         $16.78
Class B ($307,362,904 [DIV] 18,344,119 shares)                         $16.76
Class C ($23,234,807 [DIV] 1,384,964 shares)                           $16.78

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($16.78 [DIV] 95%)                                           $17.66
Class C ($16.78 [DIV] 99%)                                             $16.95

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the period ended
June 30, 2003
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in operat-
ing the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $100,991)          $11,630,951
Interest (including securities lending income of $171,768)          2,328,820

Total investment income                                            13,959,771

EXPENSES
Investment management fee                                           3,525,052
Class A distribution and service fee                                1,324,594
Class B distribution and service fee                                1,540,648
Class C distribution and service fee                                  115,117
Transfer agent fee                                                  1,765,863
Accounting and legal services fee                                     157,588
Custodian fee                                                          84,598
Trustees' fee                                                          40,042
Printing                                                               36,626
Registration and filing fee                                            35,211
Miscellaneous                                                          34,414
Auditing fee                                                           19,718
Legal fee                                                               8,082
Interest expense                                                        3,858

Net expenses                                                        8,691,411

Net investment income                                               5,268,360

REALIZED AND UNREALIZED GAIN

Net realized gain on investments                                   33,863,085
Change in net unrealized appreciation (depreciation)
  of investments                                                   37,843,416

Net realized and unrealized gain                                   71,706,501

Increase in net assets from operations                            $76,974,861

1 Semiannual period from 1-1-03 through 6-30-03.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions, if
any, paid to
shareholders
and any increase
or decrease in
money share
holders invested
in the Fund.
                                                   YEAR          PERIOD
                                                  ENDED           ENDED
                                               12-31-02         6-30-03 1
INCREASE (DECREASE) IN NET ASSETS

From operations
Net investment income                       $17,399,347      $5,268,360
Net realized gain (loss)                    (90,047,264)     33,863,085
Change in net unrealized
  appreciation (depreciation)              (253,306,863)     37,843,416
Increase (decrease) in net assets
  resulting from operations                (325,954,780)     76,974,861

Distributions to shareholders
From net investment income
Class A                                     (15,200,803)     (4,973,558)
Class B                                      (3,050,052)       (657,965)
Class C                                        (177,688)        (48,204)
From net realized gain
Class A                                      (6,861,940)             --
Class B                                      (2,512,670)             --
Class C                                        (183,073)             --
                                            (27,986,226)     (5,679,727)
From Fund share transactions               (170,742,889)    (79,147,032)

NET ASSETS
Beginning of period                       1,784,534,571   1,259,850,676

End of period 2                          $1,259,850,676  $1,251,998,778


1 Semiannual period from 1-1-03 through 6-30-03. Unaudited.

2 Includes distributions in excess of net investment income of $175,778 and $587,145, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          12-31-98    12-31-99    12-31-00    12-31-01 1  12-31-02     6-30-03 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $22.41      $24.23      $24.51      $23.35      $19.88      $15.81
Net investment income 3                                   0.31        0.30        0.33        0.32        0.24        0.09
Net realized and unrealized
  gain (loss) on investments                              3.11        1.11        0.61       (1.77)      (3.94)       0.97
Total from
  investment operations                                   3.42        1.41        0.94       (1.45)      (3.70)       1.06
Less distributions
From net investment income                               (0.31)      (0.35)      (0.33)      (0.37)      (0.25)      (0.09)
From net realized gain                                   (1.29)      (0.78)      (1.77)      (1.65)      (0.12)         --
                                                         (1.60)      (1.13)      (2.10)      (2.02)      (0.37)      (0.09)
Net asset value,
  end of period                                         $24.23      $24.51      $23.35      $19.88      $15.81      $16.78
Total return 4 (%)                                       15.62        5.91        4.10       (6.06)     (18.68)       6.73 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                         $1,884      $1,788      $1,446      $1,217        $908        $921
Ratio of expenses
  to average net assets (%)                               1.03        1.05        1.08        1.10        1.17        1.24 6
Ratio of net investment income
  to average net assets (%)                               1.33        1.21        1.44        1.50        1.36        1.05 6
Portfolio turnover (%)                                      51          64          46          76          85          31

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          12-31-98    12-31-99    12-31-00    12-31-01 1  12-31-02     6-30-03 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $22.38      $24.20      $24.48      $23.31      $19.86      $15.79
Net investment income 3                                   0.14        0.13        0.17        0.17        0.12        0.03
Net realized and unrealized
  gain (loss) on investments                              3.11        1.11        0.60       (1.76)      (3.94)       0.97
Total from
  investment operations                                   3.25        1.24        0.77       (1.59)      (3.82)       1.00
Less distributions
From net investment income                               (0.14)      (0.18)      (0.17)      (0.21)      (0.13)      (0.03)
From net realized gain                                   (1.29)      (0.78)      (1.77)      (1.65)      (0.12)         --
                                                         (1.43)      (0.96)      (1.94)      (1.86)      (0.25)      (0.03)
Net asset value,
  end of period                                         $24.20      $24.48      $23.31      $19.86      $15.79      $16.76
Total return 4 (%)                                       14.79        5.20        3.32       (6.66)     (19.29)       6.37 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $790        $820        $663        $551        $328        $307
Ratio of expenses
  to average net assets (%)                               1.79        1.73        1.78        1.80        1.87        1.94 6
Ratio of net investment income
  to average net assets (%)                               0.58        0.54        0.75        0.80        0.65        0.36 6
Portfolio turnover (%)                                      51          64          46          76          85          31

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          12-31-98 7  12-31-99    12-31-00    12-31-01 1  12-31-02     6-30-03 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $24.43      $24.22      $24.50      $23.33      $19.88      $15.81
Net investment income 3                                   0.13        0.13        0.18        0.17        0.12        0.03
Net realized and unrealized
  gain (loss) on investments                              1.07        1.10        0.59       (1.76)      (3.94)       0.97
Total from
  investment operations                                   1.20        1.23        0.77       (1.59)      (3.82)       1.00
Less distributions
From net investment income                               (0.12)      (0.17)      (0.17)      (0.21)      (0.13)      (0.03)
From net realized gain                                   (1.29)      (0.78)      (1.77)      (1.65)      (0.12)         --
                                                         (1.41)      (0.95)      (1.94)      (1.86)      (0.25)      (0.03)
Net asset value,
  end of period                                         $24.22      $24.50      $23.33      $19.88      $15.81      $16.78
Total return 4 (%)                                       5.185        5.17        3.32       (6.66)     (19.27)       6.36 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $5         $11         $12         $17         $24         $23
Ratio of expenses
  to average net assets (%)                               1.67 6      1.75        1.79        1.80        1.87        1.94 6
Ratio of net investment income
  to average net assets (%)                               0.84 6      0.51        0.76        0.82        0.67        0.34 6
Portfolio turnover (%)                                      51          64          46          76          85          31

1 As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, decrease net realized and unrealized losses per share by $0.01, and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 1.53%, 0.83% and 0.85% for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

2 Semiannual period from 1-1-03 through 6-30-03. Unaudited.

3 Based on the average of the shares outstanding.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Not annualized.

6 Annualized.

7 Class C shares began operations on 5-1-98.

See notes to
financial statements.



NOTES TO
STATEMENTS

Unaudited

NOTE A
Accounting policies

John Hancock Sovereign Investors Fund (the "Fund") is a diversified series of John Hancock Investment Trust, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide long-term growth of capital and of income without assuming undue market risks.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. No Class I shares have been issued as of June 30, 2003. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distri bution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended June 30, 2003.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. There were no securities loaned on June 30, 2003.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $89,791,390 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The entire loss carryforward expires on December 31, 2010.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting prin ci ples generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a quarterly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.60% of the first $750,000,000 of the Fund's average daily net asset value, (b) 0.55% of the next $750,000,000, (c) 0.50% of the next
$1,000,000,000 and (d) 0.45% of the Fund's average daily net asset value in excess of $2,500,000,000.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as de fined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended June 30, 2003, JH Funds received net up-front sales charges of $338,220 with regard to sales of Class A shares. Of this amount, $47,087 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $195,997 was paid as sales commissions to unrelated broker-dealers and $95,136 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Inves tors. During the period ended June 30, 2003, JH Funds received net up-front sales charges of $32,029 with regard to sales of Class C shares. Of this amount, $30,521 was paid as sales commissions to unrelated broker-dealers and $1,508 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended June 30, 2003, CDSCs received by JH Funds amounted to $275,189 for Class B shares and $325 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the Fund's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of approximately 0.03% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                 YEAR ENDED 12-31-02            YEAR ENDED 6-31-03 1
                              SHARES          AMOUNT        SHARES          AMOUNT
CLASS A SHARES
Sold                       7,115,380    $128,166,011     2,328,937     $37,289,386
Distributions reinvested   1,218,520      20,462,624       286,775       4,621,893
Repurchased              (12,150,506)   (210,473,134)   (5,082,965)    (80,450,367)
Net decrease              (3,816,606)   ($61,844,499)   (2,467,253)   ($38,539,088)

CLASS B SHARES
Sold                       2,536,815     $45,690,969     1,028,665     $16,432,053
Distributions reinvested     317,980       5,295,398        39,765         629,290
Repurchased               (9,799,112)   (171,997,634)   (3,494,200)    (55,333,280)
Net decrease              (6,944,317)  ($121,011,267)   (2,425,770)   ($38,271,937)

CLASS C SHARES
Sold                       1,365,472     $24,421,944       736,564     $11,608,371
Distributions reinvested      20,572         339,309         2,851          45,182
Repurchased                 (708,865)    (12,648,376)     (889,018)    (13,989,560)
Net increase (decrease)      677,179     $12,112,877      (149,603)    ($2,336,007)

NET DECREASE             (10,083,744)  ($170,742,889)   (5,042,626)   ($79,147,032)

1 Semiannual period from 1-1-03 through 6-30-03. Unaudited.

NOTE D
Investment transactions

Purchases and proceeds from sales or maturities of securities other than short-term securities and obligations of the U.S. government, during the period ended June 30, 2003, aggregated $326,895,520 and $416,040,741, respectively. Purchases and proceeds from sales or maturities of obligations of U.S. government aggregated $31,657,813 and $31,756,055, respectively, during the period ended June 30, 2003.

The cost of investments owned on June 30, 2003, including short-term investments, for federal income tax purposes was $1,027,441,697. Gross unrealized appreciation and depreciation of investments aggregated $245,137,177 and $27,650,908, respectively, resulting in net unrealized appreciation of $217,486,269. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the amortization of premiums and accretion of discounts on debt securities.



OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity                   Balanced Fund
                         Classic Value Fund
                         Core Equity Fund
                         Focused Equity Fund
                         Growth Trends Fund
                         International Fund
                         Large Cap Equity Fund
                         Large Cap Growth Fund
                         Large Cap Spectrum Fund
                         Mid Cap Growth Fund
                         Multi Cap Growth Fund
                         Small Cap Equity Fund
                         Small Cap Growth Fund
                         Sovereign Investors Fund
                         U.S. Global Leaders Growth Fund
--------------------------------------------------------
Sector                   Biotechnology Fund
                         Financial Industries Fund
                         Health Sciences Fund
                         Real Estate Fund
                         Regional Bank Fund
                         Technology Fund
--------------------------------------------------------
Income                   Bond Fund
                         Government Income Fund
                         High Income Fund
                         High Yield Bond Fund
                         Investment Grade Bond Fund
                         Strategic Income Fund
--------------------------------------------------------
Tax-Free Income          California Tax-Free Income Fund
                         High Yield Municipal Bond Fund
                         Massachusetts Tax-Free Income Fund
                         New York Tax-Free Income Fund
                         Tax-Free Bond Fund
-------------------------------------------------------
Money Market             Money Market Fund
                         U.S. Government Cash Reserve


For more complete information on any John Hancock Fund and a prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291. Please read the prospectus carefully before investing or sending money.



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FOR YOUR
INFORMATION

TRUSTEES

James F. Carlin
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner*
Steven R. Pruchansky
Lt. Gen. Norman H. Smith,  USMC (Ret.)
John P. Toolan*
*Members of the Audit Committee

OFFICERS

Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803



HOW TO
CONTACT US

On the Internet                        www.jhfunds.com

By regular mail                        John Hancock Signature Services, Inc.
                                       1 John Hancock Way, Suite 1000
                                       Boston, MA 02217-1000

By express mail                        John Hancock Signature Services, Inc.
                                       Attn: Mutual Fund Image Operations
                                       529 Main Street
                                       Charlestown, MA 02129

Customer service representatives       1-800-225-5291

24-hour automated information          1-800-338-8080

TDD line                               1-800-554-6713

The Fund's voting policies and procedures are available without charge, upon request:

By phone                               1-800-225-5291

On the Fund's Web site                 www.jhfunds.com/proxy

On the SEC's Web site                  http://www.sec.gov



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A tag line below reads "JOHN HANCOCK FUNDS."]

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This report is for the information of
the shareholders of the John Hancock
Sovereign Investors Fund.


290SA                6/03
                     8/03




John Hancock
Balanced
Fund

SEMI
ANNUAL
REPORT

6.30.03

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[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 13

For your information
page 29

Dear Fellow Shareholders,

The stock market made a strong recovery in the first half of 2003. Historically low interest rates, improving corporate earnings and government stimulus in the form of tax cuts gave investors hope that the economy would soon begin to strengthen. Most of the market's move up occurred in the second quarter, and the breadth of the rally was enormous. As a result, the major indexes were able to wipe out their first-quarter losses and post solid gains for the first six months of the year. With technology leading the way, the tech-heavy Nasdaq Composite Index rose 21.51% through June, while the Dow Jones Industrial Average was up 9.02% and the Standard & Poor's 500 Index returned 11.75%. With falling interest rates, bonds also did well, continuing their upward trend for a fourth consecutive year. High-yield bonds led the pack, returning 18.49% in the first half as measured by the Lehman High Yield Index.

After the jarring stock-market losses of the last three years, it's a welcome relief for investors to be reminded that the market is indeed cyclical, and does move up -- not just down. And mutual fund investors will finally like what they see in their second-quarter statements: positive results. With the exception of bear funds, which bet on the market going down, every fund category tracked by Morningstar, Inc. and Lipper, Inc. posted double-digit gains in the quarter.

Whether this rally can be sustained depends in large part on whether the economy actually does rebound, and by how much, and how corporate earnings fare. It will also depend on how soon a lot of the investors still sitting on the sidelines decide to get back into the stock market.

No matter what happens next, the dramatic reversal in the stock market's fortunes, and other economic improvements could be signals that it's time for investors to review their portfolios with their investment professionals to make sure they are well-positioned to meet their long-term investment objectives.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer

This commentary reflects the chairman's views as of June 30, 2003. They are subject to change at any time.



YOUR FUND
AT A GLANCE

The Fund seeks
current income,
long-term growth
of capital and
income and
preservation of
capital. To pursue
these goals, the
fund allocates its
investments
among a
diversified mix
of debt and
equity securities.

Over the last six months

* The stock market staged a strong rally in the second quarter.

* Health-care stocks were a big contributor to the Fund's performance.

* The Fund benefited from its increased stake in common stocks.

[Bar chart with heading "John Hancock Balanced Fund."Under the heading is a note that reads "Fund performance for the six months ended June 30, 2003." The chart is scaled in increments of 2% with 0% at the bottom and 10% at the top. The first bar represents the 8.91% total return for Class A. The second bar represents the 8.54% total return for Class B. The third bar represents the 8.54% total return for Class C. The fourth bar represents the 9.14% total return for Class I. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 4.6%   United States Treasury
 3.3%   Midland Funding Corp. II
 2.9%   Lasmo America Ltd., 8.15%
 2.6%   Citigroup, Inc.
 2.5%   Pfizer, Inc.
 2.3%   Financing Corp.
 2.2%   General Electric Co.
 2.1%   CalEnergy Co., Inc.
 2.0%   Microsoft Corp.
 1.9%   Morgan Stanley

As a percentage of net assets on June 30, 2003.



MANAGERS'
REPORT

BY ROGER HAMILTON AND BARRY H. EVANS, CFA, PORTFOLIO MANAGERS

John Hancock
Balanced Fund

The roller coaster ride continued for stock investors in the first half of the year. War worries plagued the market throughout the first quarter. Stocks rose and fell on news of progress on the front lines in Iraq, and investors fled to the stability and safety of higher-quality names.

Market sentiment shifted dramatically in the second quarter, with the end of the war, the passage of President Bush's tax cut and several positive economic indicators. Stocks jumped sharply on hopes that the economic recovery would finally materialize in the second half of the year. High-risk stocks led the rally as investors chased after what they hoped would be the market's next big winners. For the six months ended June 30, 2003, the broad Standard & Poor's 500 Index returned 11.75%.

PERFORMANCE OVERVIEW

The second-quarter rally helped many mutual funds post solid gains for the first half of the year. For the six months ended June 30, 2003, John Hancock Balanced Fund's Class A, Class B, Class C and Class I shares returned 8.91%, 8.54%, 8.54% and 9.14%, respectively, at net asset value. For the same period, the average balanced fund returned 8.65% at net asset value, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

"The second-quarter rally
 helped many mutual
 funds post solid gains
 for the first half of
 the year."

[Photos of Roger Hamilton and Barry Evans flush right next to first paragraph.]

STRONG EQUITY POSITION, HEALTH CARE HELP

Increasing the Fund's equity allocation buoyed the Fund's performance during the period. Since the start of the year, we raised our common stock holdings to 68% of net assets, up from 59% six months ago. Since stocks outperformed bonds during the period, this change in asset allocation paid off.

Health care was also a big contributor to performance as several of our large holdings posted strong gains. Aetna and Anthem benefited from increasing HMO premiums. Pfizer jumped sharply upon closing its acquisition of Pharmacia. Finally, Amgen benefited when investors flocked to biotech stocks as several companies announced positive test results for potential new drugs.

There were some disappointments, too. Jones Apparel dropped sharply on concerns that the company might lose a significant licensing agreement with Ralph Lauren. Bad news also hurt the Altria Group -- the parent company of cigarette manufacturer Phillip Morris. The stock sank on fears that a potential multi-million dollar judgment would bankrupt the company. Unfortunately, we sold our position in the midst of the decline. Once the dust settled and it became clear that Altria wouldn't have to pay the entire settlement, the stock rebounded.

"Health care was also
 a big contributor
 to performance..."

CONTINUED FOCUS ON CORPORATE BONDS

Our overweighting in corporate bonds also served us well during the period. With hopes of an economic recovery, bond investors snapped up corporate bonds, especially lower-quality ones that have more leverage to an improving economy.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Medical 11%, the second is Utilities 10%, the third Computers 8%, the fourth Government-U.S. agencies 8%, and the fifth Oil & gas 8%.]

Our longer duration was also a positive. Duration is a measure of a fund's sensitivity to interest-rate changes. The longer the duration, the more sensitive the Fund's net asset value is to interest-rate changes. With interest rates falling and bond prices rising during the first half of the year, we benefited nicely from our longer duration.

Going forward, we will maintain our focus on corporate bonds. Despite their recent run-up, there's still a big gap between yields on corporate bonds and U.S. Treasuries. When yield spreads are wide, corporate bonds typically have more upside potential. As the economy improves, we're likely to see spreads narrow and corporate bonds outperform.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 6-30-03." The chart is divided into five sections (from top to left): Common stocks 68%, Long-term debt 13%, U.S. government & agencies%, Preferred stocks 5%, and Short-term investments & other 1%. ]

DIVERSIFYING THE PORTFOLIO

Over the last six months, we've further diversified the portfolio by increasing the number of stocks we hold. At the end of the period, we had more than 60 stocks in the portfolio, up from about 40 at the start of the year. Having more stocks allows us to reduce the downside risk by spreading it out across more names.

Devon Energy is a recent addition. This exploration and production company that sources the majority of its gas from North America recently acquired a new company, Ocean Energy. We believe this should dramatically increase Devon's annual overseas production rate, improve its balance sheet and raise the quality of its exploration team.

[Table at top of page entitled "SCORECARD."The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Aetna followed by an up arrow with the phrase "Increase in HMO premiums." The second listing is Citigroup followed by an up arrow with the phrase "Rebound in the capital markets." The third listing is Jones Apparel followed by a down arrow with the phrase "Licensing agreement at risk."]

Another new addition is Health Management Associates, a chain of rural hospitals. The hospital sector has been under pressure recently due to problems at the two biggest chains -- Tenet Healthcare and HCA. We used the recent decline as an opportunity to add Health Management Associates to the portfolio at a reasonable valuation. This well-managed chain has been very successful in buying rural hospitals and gaining market share.

"The new tax law now makes
 it easier for companies to
 increase their dividend
 payouts to shareholders."

OUTLOOK

Looking ahead, we're cautiously optimistic. In the near term, stocks are likely to remain choppy until it becomes clear that a recovery is firmly in place. Longer term, we believe there are some positives that suggest stocks could eventually move higher. Interest rates remain at 40-year lows and inflation is tame. The President's tax cut stands to provide the economy with some level of stimulus. What's more, one of the key changes in the recent tax bill was the reduction of taxes on dividends. The new tax law now makes it easier for companies to increase their dividend payouts to shareholders.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.


A LOOK AT
PERFORMANCE

For the period ended
June 30, 2003

Two indexes are used
for comparison. The
Standard & Poor's 500
Index, Index 1, is an
unmanaged index that
includes 500 widely
traded common stocks.
Also shown on page 7
is the Lehman Brothers
Government/Credit
Bond Index, Index 2,
an unmanaged index
that measures the
performance of U.S.
government bonds,
U.S. corporate bonds,
and Yankee bonds.

It is not possible to
invest directly in
an index.

                              Class A      Class B      Class C      Class I 1    Index 1
Inception date                10-5-92      10-5-92       5-3-99       3-1-02            --

Average annual returns with maximum sales charge (POP)
One year                        -2.83%       -3.47%       -0.43%        2.65%        0.25%
Five years                      -2.77%       -2.79%          --           --        -1.61%
Ten years                        4.77%        4.58%          --           --        10.04%
Since inception                    --           --        -5.48%       -7.40%          --

Cumulative total returns with maximum sales charge (POP)
Six months                       3.42%        3.54%        6.44%        9.14%       11.75%
One year                        -2.83%       -3.47%       -0.43%        2.65%        0.25%
Five years                     -13.10%      -13.19%          --           --        -7.79%
Ten years                       59.40%       56.45%          --           --       160.37%
Since inception                    --           --       -20.88%       -9.73%          --

SEC 30-day yield as of June 30, 2003
                                 1.35%        0.72%        0.70%        1.96%          --


Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

1 For certain types of investors as described in the Fund's prospectus for Class I shares.


GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the two indexes described on page 6.

Line chart with the heading "GROWTH OF $10,000." Within the chart are four lines. The first line represents Index 1 and is equal to $26,037 as of June 30, 2003. The second line represents Index 2 and is equal to $20,333 as of June 30, 2003. The third line represents the value of the hypothetical $10,000 investment made in the John Hancock Balanced Fund, before sales charge, and is equal to $16,776 as of June 30, 2003. The fourth line represents the value of the same hypothetical investment made in the John Hancock Balanced Fund, after sales charge, and is equal to $15,940 as of June 30, 2003.

                                    Class B 1    Class C 1    Class I 2
Period beginning                    6-30-93       5-3-99       3-1-02
Without sales charge                $15,645       $7,994       $9,027
With maximum sales charge                --       $7,912           --
Index 1                             $26,037       $7,630       $8.809
Index 2                             $20,333      $13,999      $11,559

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B, Class C and Class I shares, respectively, as of June 30, 2003. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's prospectus for Class I shares.


FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
June 30, 2003
(unaudited)

This schedule is divided into five main categories: common stocks, preferred stocks, corporate bonds, U.S. government and agencies securities, and short-term investments. The common and preferred stocks and long-term debt are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES    ISSUER                                                                                                VALUE
COMMON STOCKS 67.58%                                                                                      $83,576,537
(Cost $73,827,111)

Advertising 1.12%                                                                                           1,384,885
 19,315   Omnicom Group, Inc.                                                                               1,384,885

Aerospace 0.30%                                                                                               371,047
  4,300   Northrop Grumman Corp.                                                                              371,047

Banks -- United States 5.09%                                                                                6,289,928
 28,000   Bank of America Corp.                                                                             2,212,840
 76,100   Citigroup, Inc.                                                                                   3,257,080
 16,270   Wells Fargo & Co.                                                                                   820,008

Beverages 1.35%                                                                                             1,668,394
 37,492   PepsiCo, Inc.                                                                                     1,668,394

Business Services -- Misc. 0.73%                                                                              904,357
 20,910   Block, H & R, Inc.                                                                                  904,357

Chemicals 1.76%                                                                                             2,169,979
 24,738   Air Products & Chemicals, Inc.                                                                    1,029,101
 18,983   Praxair, Inc.                                                                                     1,140,878

Computers 8.43%                                                                                            10,420,304
 25,000   Automatic Data Processing, Inc.                                                                     846,500
110,900   Cisco Systems, Inc.*                                                                              1,850,921
 49,500   Dell Computer Corp.*                                                                              1,582,020
 53,869   EMC Corp.*                                                                                          564,008
 62,109   Hewlett-Packard Co.                                                                               1,322,922
 21,000   International Business Machines Corp.                                                             1,732,500
 98,455   Microsoft Corp.                                                                                   2,521,433

Consumer Products -- Misc. 0.69%                                                                              853,043
 20,001   Clorox Co. (The)                                                                                    853,043

Cosmetics & Personal Care 1.84%                                                                             2,274,635
 23,587   Avon Products, Inc.                                                                               1,467,111
 25,346   Gillette Co. (The)                                                                                  807,524

Diversified Operations 2.66%                                                                                3,295,181
  9,122   3M Co.                                                                                            1,176,556
 13,400   Illinois Tool Works, Inc.                                                                           882,390
 14,442   Johnson Controls, Inc.                                                                            1,236,235

Electronics 5.10%                                                                                           6,307,251
 30,907   Analog Devices, Inc.*                                                                             1,076,182
 16,235   Emerson Electric Co.                                                                                829,608
 92,940   General Electric Co.                                                                              2,665,519
 90,768   Motorola, Inc.                                                                                      855,942
 50,000   Texas Instruments, Inc.                                                                             880,000

Finance 3.74%                                                                                               4,619,268
 29,587   American Express Co.                                                                              1,237,032
 47,215   MBNA Corp.                                                                                          983,961
 56,100   Morgan Stanley Dean Witter & Co.                                                                  2,398,275

Insurance 3.02%                                                                                             3,732,290
 24,442   AFLAC, Inc.                                                                                         751,591
 32,600   American International Group, Inc.                                                                1,798,868
 74,329   Travelers Property Casualty Corp. (Class A)                                                       1,181,831

Media 2.16%                                                                                                 2,673,384
 13,500   Comcast Corp. (Class A)*                                                                            407,430
 51,900   Viacom, Inc. (Class B)*                                                                           2,265,954

Medical 10.63%                                                                                             13,148,446
 34,000   Abbott Laboratories                                                                               1,487,840
 26,589   Aetna, Inc.                                                                                       1,600,658
 15,000   Amgen, Inc.*                                                                                        996,600
 12,658   Anthem, Inc.*                                                                                       976,565
 14,130   Cardinal Health, Inc.                                                                               908,559
 14,000   Guidant Corp.*                                                                                      621,460
 43,200   Health Management Associates, Inc. (Class A)*                                                       797,040
 26,600   Johnson & Johnson                                                                                 1,375,220
 22,043   Merck & Co., Inc.                                                                                 1,334,704
 89,306   Pfizer, Inc.                                                                                      3,049,800

Mortgage Banking 0.76%                                                                                        944,160
 14,000   Fannie Mae                                                                                          944,160

Oil & Gas 4.91%                                                                                             6,075,666
 31,100   BP Plc, American Depositary Receipts (United Kingdom)                                             1,306,822
 21,458   ChevronTexaco Corp.                                                                               1,549,268
 16,850   Devon Energy Corp.                                                                                  899,790
 64,600   Exxon Mobil Corp.                                                                                 2,319,786

Retail 6.41%                                                                                                7,927,414
 26,350   Costco Wholesale Corp.*                                                                             964,410
 32,786   CVS Corp.                                                                                           918,992
 25,628   Family Dollar Stores, Inc.                                                                          977,708
 49,617   Kroger Co. (The)*                                                                                   827,612
 41,900   Lowe's Cos., Inc.                                                                                 1,799,605
 27,903   Target Corp.                                                                                      1,055,850
 25,773   Wal-Mart Stores, Inc.                                                                             1,383,237

Telecommunications 2.99%                                                                                    3,699,030
 52,020   SBC Communications, Inc.                                                                          1,329,111
 60,074   Verizon Communications, Inc.                                                                      2,369,919

Textile 0.55%                                                                                                 677,310
 23,148   Jones Apparel Group, Inc.*                                                                          677,310

Transportation 0.75%                                                                                          931,279
 16,051   Union Pacific Corp.                                                                                 931,279

Utilities 1.77%                                                                                             2,191,941
 18,310   Constellation Energy Group, Inc.                                                                    628,033
 15,570   Entergy Corp.                                                                                       821,785
 19,301   FirstEnergy Corp.                                                                                   742,123

Waste Disposal & Equip. 0.82%                                                                               1,017,345
 42,231   Waste Management, Inc.                                                                            1,017,345

PREFERRED STOCKS 4.50%                                                                                      5,565,540
(Cost $4,937,240)

Media 1.59%                                                                                                 1,965,540
 19,176   CSC Holdings, Inc., 11.125%, Ser M                                                                1,965,540

Oil & Gas 2.91%                                                                                             3,600,000
 30,000   Lasmo America Ltd., 8.15% (R)                                                                     3,600,000

ISSUER, DESCRIPTION,                                               INTEREST     CREDIT       PAR VALUE
MATURITY DATE                                                          RATE     RATING**    (000s OMITTED)      VALUE
CORPORATE BONDS 13.46%                                                                                    $16,647,851
(Cost $15,135,641)

Energy 2.13%                                                                                                2,634,592
CalEnergy Co., Inc.,
Sr Bond 09-15-28                                                       8.48%     BBB-          $2,000       2,634,592

Finance 2.73%                                                                                               3,375,494
Household Finance Corp.,
Sr Note 01-24-06                                                       6.50      A              2,015       2,234,925
Standard Credit Card Master Trust,
Pass Thru Ctf Ser 1994-2 Class A 04-07-08                              7.25      AAA            1,000       1,140,569

Insurance 0.01%                                                                                                14,705
Principal Life Global, Inc.,
Note 02-15-12 (R)                                                      6.25      AA                13          14,705

Oil & Gas 0.01%                                                                                                17,653
Kinder Morgan Energy Partners, L.P.,
Sr Bond 03-15-32                                                       7.75      BBB+              14          17,653

Paper & Paper Products 0.01%                                                                                    7,988
Norske Skogindustrier A.S.A.,
Note (Norway) 10-15-11 (R)                                             7.63      BBB                7           7,988

Utilities 8.57%                                                                                            10,597,419
Beaver Valley Funding Corp.,
Sec Lease Obligation Bond 06-01-17                                     9.00%     BBB-           1,000       1,198,739
Kansas City Power & Light Co.,
Sr Note 11-15-11                                                       6.50      BBB            2,000       2,257,020
Midland Funding Corp. II,
Deb Ser A 07-23-05                                                    11.75      BB-            3,750       4,050,000
New Valley Generation II,
Pass Thru Ctf 05-01-20                                                 5.57      AAA              923       1,043,170
Tucson Electric Power Co.,
1st Collateral Trust Bond Ser B 08-01-08                               7.50      BBB-           1,944       2,048,490

U.S. GOVERNMENT AND AGENCIES SECURITIES 13.46%                                                            $16,644,199
(Cost $15,837,341)

Government -- U.S. 5.37%                                                                                    6,638,947
United States Treasury,
Bond 02-15-31 +                                                        5.38      AAA            5,000       5,630,275
Note 12-31-04 +                                                        1.75      AAA            1,000       1,008,672

Government -- U.S. Agencies 8.09%                                                                          10,005,252
Federal National Mortgage Assn.,
15 Yr Pass Thru Ctf 08-01-08                                           7.50      AAA              208         221,320
15 Yr Pass Thru Ctf 07-01-11                                           7.00      AAA              360         382,868
15 Yr Pass Thru Ctf 08-01-16                                           6.50      AAA              148         155,607
30 Yr Pass Thru Ctf 01-01-31                                           8.00      AAA               73          78,815
30 Yr Pass Thru Ctf 04-01-31                                           7.50      AAA               95         101,093
30 Yr Pass Thru Ctf 06-01-31                                           7.00      AAA              122         128,080
30 Yr Pass Thru Ctf 05-01-32                                           6.50      AAA              287         299,069
30 Yr Pass Thru Ctf 06-01-32                                           6.00      AAA               97         101,006
30 Yr Pass Thru Ctf 06-01-32                                           7.00      AAA               90          94,621
Note 06-18-07 +                                                        4.75      AAA            2,000       2,065,730
Note 05-15-11 +                                                        6.00      AAA            1,500       1,753,650
Financing Corp.,
Bond 11-02-18                                                          9.65      AAA            1,790       2,799,188
Government National Mortgage Assn.,
30 Yr Pass Thru Ctf 04-15-21                                           9.00      AAA               19          20,776
30 Yr Pass Thru Ctf 04-15-29                                           6.50      AAA            1,715       1,803,429

ISSUER, DESCRIPTION,                                                        INTEREST        PAR VALUE
MATURITY DATE                                                                   RATE    (000s OMITTED)          VALUE
SHORT-TERM INVESTMENTS 1.95%                                                                               $2,415,000
(Cost $2,415,000)

Joint Repurchase Agreement 1.95%
Investment in a joint repurchase agreement
transaction with UBS Warburg, Inc. -- Dated
06-30-03, due 07-01-03 (Secured by
U.S. Treasury Bonds 5.250% thru 7.875%
due 02-15-21 thru 11-15-28)                                                     1.10%          $2,415       2,415,000

TOTAL INVESTMENTS 100.95%                                                                                $124,849,127

OTHER ASSETS AND LIABILITIES, NET (0.95%)                                                                 ($1,182,381)

TOTAL NET ASSETS 100.00%                                                                                 $123,666,746

  * Non-income-producing security.

 ** Credit ratings by Moody's Investors Service or John Hancock Advisers, LLC, where Standard & Poor's ratings are not available.

  + All or a portion of this security is on loan on June 30, 2003.

(R) This security is exempt from registration under rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $3,622,693 or 2.93% of net assets as of June 30, 2003.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, the security is U.S.-dollar-denominated.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.



ASSETS AND
LIABILITIES

June 30, 2003
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.


ASSETS
Investments at value (cost $112,152,333)
  including $10,574,100 of securities loaned                     $124,849,127
Cash                                                                      654
Receivable for shares sold                                             14,995
Dividends and interest receivable                                     694,669
Other assets                                                           36,747

Total assets                                                      125,596,192

LIABILITIES
Payable for investments purchased                                   1,646,533
Payable for shares repurchased                                         81,340
Payable to affiliates
Management fee                                                         63,930
Distribution and service fee                                            7,672
Other                                                                   4,758
Other payables and accrued expenses                                   125,213

Total liabilities                                                   1,929,446

NET ASSETS
Capital paid-in                                                   135,331,441
Accumulated net realized loss on investments                      (24,239,632)
Net unrealized appreciation of investments                         12,696,794
Distributions in excess of net investment income                     (121,857)

Net assets                                                       $123,666,746

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($86,410,636 [DIV] 8,342,820 shares)                           $10.36
Class B ($27,614,116 [DIV] 2,665,612 shares)                           $10.36
Class C ($2,309,299 [DIV] 222,897 shares)                              $10.36
Class I ($7,332,695 [DIV] 708,421 shares)                              $10.35

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($10.36 [DIV] 95%)                                           $10.91
Class C ($10.36 [DIV] 99%)                                             $10.46

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the period ended
June 30, 2003
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in operat-
ing the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Interest (including securities lending income of $9,892)           $1,052,963
Dividends (net of foreign withholding taxes of $3,092)                861,523

Total investment income                                             1,914,486

EXPENSES
Investment management fee                                             355,679
Class A distribution and service fee                                  124,368
Class B distribution and service fee                                  133,542
Class C distribution and service fee                                   10,332
Class A, B and C transfer agent fee                                   160,148
Class I transfer agent fee                                              4,166
Registration and filing fee                                            46,988
Auditing fee                                                           25,966
Custodian fee                                                          15,831
Accounting and legal services fee                                      15,245
Printing                                                               12,328
Miscellaneous                                                           5,733
Trustees' fee                                                           2,357
Legal fee                                                               1,027
Interest expense                                                          534

Total expenses                                                        914,244

Net investment income                                               1,000,242

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on investments                                     (232,655)
Change in net unrealized appreciation (depreciation)
  of investments                                                    9,260,712

Net realized and unrealized gain                                    9,028,057

Increase in net assets from operations                            $10,028,299

1 Semiannual period from 1-1-03 through 6-30-03.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions, if
any, paid to
shareholders
and any increase
or decrease in
money share-
holders invested
in the Fund.
                                                          YEAR        PERIOD
                                                         ENDED         ENDED
                                                      12-31-02       6-30-03 1
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                               $2,952,013    $1,000,242
Net realized loss                                  (18,484,630)     (232,655)
Change in net unrealized
  appreciation (depreciation)                      (16,168,715)    9,260,712
Increase (decrease) in net assets
  resulting from operations                        (31,701,332)   10,028,299

Distributions to shareholders
From net investment income
Class A                                             (2,378,362)     (854,844)
Class B                                               (524,247)     (183,193)
Class C                                                (35,162)      (14,553)
Class I 2                                             (156,603)      (93,868)
                                                    (3,094,374)   (1,146,458)
From Fund share transactions                       (27,407,241)   (7,426,903)

NET ASSETS
Beginning of period                                184,414,755   122,211,808

End of period 3                                   $122,211,808  $123,666,746


1 Semiannual period from 1-1-03 through 6-30-03. Unaudited.

2 Class I shares began operations on 3-1-02.

3 Includes accumulated (distributions in excess of) net investment income $24,359 and ($121,857), respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          12-31-98    12-31-99    12-31-00    12-31-01 1  12-31-02     6-30-03 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $13.33      $14.06      $14.05      $13.03      $12.02       $9.61
Net investment income 3                                   0.36        0.35        0.33        0.30        0.23        0.09
Net realized and unrealized
  gain (loss) on investments                              1.47        0.18       (0.59)      (0.99)      (2.40)       0.76
Total from
  investment operations                                   1.83        0.53       (0.26)      (0.69)      (2.17)       0.85
Less distributions
From net investment income                               (0.36)      (0.36)      (0.33)      (0.32)      (0.24)      (0.10)
In excess of net
  investment income                                         --          -- 4        --          --          --          --
From net realized gain                                   (0.74)      (0.18)      (0.43)         --          --          --
                                                         (1.10)      (0.54)      (0.76)      (0.32)      (0.24)      (0.10)
Net asset value,
  end of period                                         $14.06      $14.05      $13.03      $12.02       $9.61      $10.36
Total return 5 (%)                                       14.01        3.89       (1.83)      (5.23)     (18.19)       8.91 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $97        $131        $148        $136         $85         $86
Ratio of expenses
  to average net assets (%)                               1.21        1.22        1.31        1.37        1.39        1.40 7
Ratio of net investment income
  to average net assets (%)                               2.61        2.47        2.52        2.45        2.15        1.83 7
Portfolio turnover (%)                                      83          94          99          98          86          44

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          12-31-98    12-31-99    12-31-00    12-31-01 1  12-31-02     6-30-03 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $13.33      $14.06      $14.05      $13.03      $12.01       $9.61
Net investment income 3                                   0.27        0.26        0.24        0.22        0.16        0.05
Net realized and unrealized
  gain (loss) on investments                              1.46        0.17       (0.59)      (1.00)      (2.40)       0.77
Total from
  investment operations                                   1.73        0.43       (0.35)      (0.78)      (2.24)       0.82
Less distributions
From net investment income                               (0.26)      (0.26)      (0.24)      (0.24)      (0.16)      (0.07)
In excess of net
  investment income                                         --          -- 4        --          --          --          --
From net realized gain                                   (0.74)      (0.18)      (0.43)         --          --          --
                                                         (1.00)      (0.44)      (0.67)      (0.24)      (0.16)      (0.07)
Net asset value,
  end of period                                         $14.06      $14.05      $13.03      $12.01       $9.61      $10.36
Total return 5 (%)                                       13.23        3.16       (2.51)      (5.99)     (18.71)       8.54 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $116        $112         $77         $46         $28         $28
Ratio of expenses
  to average net assets (%)                               1.88        1.92        2.01        2.07        2.09        2.10 7
Ratio of net investment income
  to average net assets (%)                               1.93        1.76        1.78        1.75        1.44        1.13 7
Portfolio turnover (%)                                      83          94          99          98          86          44

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          12-31-99 8  12-31-00    12-31-01 1  12-31-02     6-30-03 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $14.60      $14.05      $13.03      $12.01       $9.61
Net investment income 3                                   0.19        0.24        0.21        0.16        0.05
Net realized and unrealized
  gain (loss) on investments                             (0.37)      (0.59)      (0.99)      (2.40)       0.77
Total from
  investment operations                                  (0.18)      (0.35)      (0.78)      (2.24)       0.82
Less distributions
From net investment income                               (0.19)      (0.24)      (0.24)      (0.16)      (0.07)
In excess of net
  investment income                                         -- 4        --          --          --          --
From net realized gain                                   (0.18)      (0.43)         --          --          --
                                                         (0.37)      (0.67)      (0.24)      (0.16)      (0.07)
Net asset value,
  end of period                                         $14.05      $13.03      $12.01       $9.61      $10.36
Total return 5 (%)                                       (1.15)6     (2.51)      (5.99)     (18.71)       8.54 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             -- 9        $1          $2          $2          $2
Ratio of expenses
  to average net assets (%)                               1.84 7      2.01        2.07        2.09        2.10 7
Ratio of net investment income
  to average net assets (%)                               1.88 7      1.93        1.76        1.46        1.12 7
Portfolio turnover (%)                                      94          99          98          86          44

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS I SHARES

PERIOD ENDED                                          12-31-02 8   6-30-03 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $11.93       $9.61
Net investment income 3                                   0.21        0.11
Net realized and unrealized
  gain (loss) on investments                             (2.26)       0.76
Total from
  investment operations                                  (2.05)       0.87
Less distributions
From net investment income                               (0.27)      (0.13)
Net asset value,
  end of period                                          $9.61      $10.35
Total return 5 (%)                                      (17.29) 6     9.14 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $7          $7
Ratio of expenses
  to average net assets (%)                               1.15 7      0.93 7
Ratio of net investment income
  to average net assets (%)                               2.59 7      2.30 7
Portfolio turnover (%)                                      86          44

1 As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, decrease net realized and unrealized losses per share by $0.01, and, had the Fund not made these changes to amortization and accretion, the annualized ratio of net investment income to average net assets would have been 2.50%, 1.80% and 1.80% for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

2 Semiannual period from 1-1-03 through 6-30-03. Unaudited.

3 Based on the average of the shares outstanding.

4 Less than $0.01 per share.

5 Assumes dividend reinvestment and does not reflect the effect of sales charges.

6 Not annualized.

7 Annualized.

8 Class C and Class I shares began operations on 5-3-99 and on 3-1-02, respectively.

9 Less than $500,000.

See notes to
financial statements.



NOTES TO
STATEMENTS

Unaudited

NOTE A
Accounting policies

John Hancock Balanced Fund (the "Fund") is a diversified series of John Hancock Investment Trust, an open-end management investment company registered under the Investment Company Act of 1940. The investment objectives of the Fund are to provide current income, long-term growth of capital and income, and preservation of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I shares, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended June 30, 2003.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On June 30, 2003, the Fund loaned securities having a market value of $10,574,100 collateralized by securities in the amount of $10,813,831.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $24,003,568 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: December 31, 2009 -- $5,209,333 and December 31, 2010 -- $18,794,235.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.60% of the Fund's average daily net asset value.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended June 30, 2003, JH Funds received net up-front sales charges of $42,813 with regard to sales of Class A shares. Of this amount, $5,197 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $25,210 was paid as sales commissions to unrelated broker-dealers and $12,406 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the period ended June 30, 2003, JH Funds received net up-front sales charges of $2,953 with regard to sales of Class C shares. Of this amount, $2,764 was paid as sales commissions to unrelated broker-dealers and $189 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended June 30, 2003, CDSCs received by JH Funds amounted to $31,970 for Class B shares and $94 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of each class' average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. Until June 1, 2003, for Class I shares, the Fund paid a monthly transfer agent fee at an annual rate of 0.05% of the average daily net asset value plus certain out-of-pocket expenses attributable to Class I shares. Effective June 1, 2003, for Class I shares the Fund pays a monthly transfer agent fee at a total annual rate of 0.05% of the Class I average daily net asset value.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of approximately 0.03% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested, issued in reorganization and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                 YEAR ENDED 12-31-02           YEAR ENDED 6-31-03 1
                              SHARES          AMOUNT        SHARES          AMOUNT
CLASS A SHARES
Sold                       1,655,781     $18,149,560       467,891      $4,618,929
Distributions reinvested     217,112       2,245,872        80,741         807,342
Repurchased               (4,274,681)    (45,682,212)   (1,099,084)    (10,678,479)
Net decrease              (2,401,788)   ($25,286,780)     (550,452)    ($5,252,208)

CLASS B SHARES
Sold                         713,803      $7,600,609       291,786      $2,877,162
Distributions reinvested      46,702         482,898        17,166         171,370
Repurchased               (1,701,248)    (18,229,558)     (547,810)     (5,353,118)
Net decrease                (940,743)   ($10,146,051)     (238,858)    ($2,304,586)

CLASS C SHARES
Sold                          89,810        $970,466        57,105        $566,705
Distributions reinvested       2,980          30,674         1,320          13,201
Repurchased                  (93,675)       (974,583)      (42,576)       (417,447)
Net increase (decrease)         (885)        $26,557        15,849        $162,459

CLASS I SHARES 2
Sold                          68,205        $346,726        53,651        $526,298
Issued in reorganization     866,555       9,562,352            --              --
Distributions reinvested      15,913         156,598         9,395          93,868
Repurchased                 (237,300)     (2,066,643)      (67,997)       (652,734)
Net increase (decrease)      713,373      $7,999,033        (4,951)       ($32,568)

NET DECREASE              (2,630,043)   ($27,407,241)     (778,412)    ($7,426,903)

1 Semiannual period from 1-1-03 through 6-30-03. Unaudited.

2 Class I shares began operations on 3-1-02.

NOTE D
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended June 30, 2003, aggregated $40,508,687 and $39,344,360, respectively. Purchases and proceeds from sales or maturities of obligations of U.S. government aggregated $11,113,086 and $16,477,422, respectively, during the period ended June 30, 2003.

The cost of investments owned on June 30, 2003, including short-term investments, for federal income tax purposes was $112,415,413. Gross unrealized appreciation and depreciation of investments aggregated $16,368,189 and $3,934,475, respectively, resulting in net unrealized appreciation of $12,433,714. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the amortization of premiums and accretion of discounts on debt securities.

NOTE E
Reorganization

On May 29, 2002, the shareholders of the John Hancock Independence Balanced Fund ("Independence Balanced Fund") approved an Agreement and Plan of Reorganization, which provided for the transfer of substantially all of the assets and liabilities of Independence Balanced Fund in exchange solely for Class I shares of the Fund. The acquisition was accounted for as a tax-free exchange of 866,555 Class I shares of the Fund for the net assets of the Independence Balanced Fund, which amounted to $9,562,352, including $1,052,507 of unrealized appreciation of investments, after the close of business on June 7, 2002.



OUR FAMILY
OF FUNDS

------------------------------------------------------
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---------------------------------------------------------
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call your financial professional, or John Hancock Funds at
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FOR YOUR
INFORMATION

TRUSTEES

James F. Carlin
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner*
Steven R. Pruchansky
Lt. Gen. Norman H. Smith, USMC (Ret.)
John P. Toolan*
*Members of the Audit Committee

OFFICERS

Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803


HOW TO
CONTACT US

On the Internet                        www.jhfunds.com

By regular mail                        John Hancock Signature Services, Inc.
                                       1 John Hancock Way, Suite 1000
                                       Boston, MA 02217-1000

By express mail                        John Hancock Signature Services, Inc.
                                       Attn: Mutual Fund Image Operations
                                       529 Main Street
                                       Charlestown, MA 02129

Customer service representatives       1-800-225-5291

24-hour automated information          1-800-338-8080

TDD line                               1-800-554-6713

The Fund's voting policies and procedures are available without charge, upon request:

By phone                               1-800-225-5291

On the Fund's Web site                 www.jhfunds.com/proxy

On the SEC's Web site                  http://www.sec.gov



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Balanced Fund.

360SA     6/03
          8/03




John Hancock
Large Cap
Equity
Fund

SEMI
ANNUAL
REPORT

6.30.03

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 11

For your information
page 25

Dear Fellow Shareholders,

The stock market made a strong recovery in the first half of 2003. Historically low interest rates, improving corporate earnings and government stimulus in the form of tax cuts gave investors hope that the economy would soon begin to strengthen. Most of the market's move up occurred in the second quarter, and the breadth of the rally was enormous. As a result, the major indexes were able to wipe out their first-quarter losses and post solid gains for the first six months of the year. With technology leading the way, the tech-heavy Nasdaq Composite Index rose 21.51% through June, the Dow Jones Industrial Average was up 9.02% and the Standard & Poor's 500 Index returned 11.75%. With falling interest rates, bonds also did well, continuing their upward trend for a fourth consecutive year. High yield bonds led the pack, returning 18.49% in the first half as measured by the Lehman High Yield Index.

After the jarring stock-market losses of the last three years, it's a welcome relief for investors to be reminded that the market is indeed cyclical, and does move up -- not just down. And mutual fund investors will finally like what they see in their second-quarter statements: positive results. With the exception of bear funds, which bet on the market going down, every fund category tracked by Morningstar, Inc. and Lipper, Inc. posted double-digit gains in the quarter.

Whether this rally can be sustained depends in large part on whether the economy actually does rebound, and by how much, and how corporate earnings fare. It will also depend on how soon a lot of the investors still sitting on the sidelines decide to get back into the stock market.

No matter what happens next, the dramatic reversal in the stock market's fortunes, and other economic improvements, could be signals that it's time for investors to review their portfolios with their investment professionals to make sure they are well-positioned to meet their long-term investment objectives.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer

This commentary reflects the chairman's views as of June 30, 2003. They are subject to change at any time.



YOUR FUND
AT A GLANCE

The Fund seeks
long-term capital
appreciation
by investing
primarily in
stocks of large-
capitalization
companies
believed to be
undervalued.

Over the last six months

* The economy delivered mixed signals, but appeared to be gaining some traction.

* The stock market remained volatile, but climbed higher as investor optimism increased.

* The best-performing sectors were technology, finance and consumer cyclicals.

[Bar chart with heading "John Hancock Large Cap Equity Fund."Under the heading is a note that reads "Fund performance for the six months ended June 30, 2003." The chart is scaled in increments of 5% with 0% at the bottom and 10% at the top. The first bar represents the 9.11% total return for Class A. The second bar represents the 8.76% total return for Class B. The third bar represents the 8.76% total return for Class C. The fourth bar represents the 9.40% total return for Class I. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 4.9%   General Electric Co.
 3.1%   Microsoft Corp.
 3.1%   Citigroup, Inc.
 3.0%   Coca-Cola Co. (The)
 2.9%   McDonald's Corp.
 2.8%   Wal-Mart Stores, Inc.
 2.7%   Motorola, Inc.
 2.5%   Travelers Property Casualty Corp. (Class A)
 2.3%   Wells Fargo & Co.
 2.2%   Merck & Co., Inc.

As a percentage of net assets on June 30, 2003.



MANAGERS'
REPORT

BY PAUL J. BERLINGUET, ROBERT C. JUNKIN, CFA, ROBERT J. UEK, CFA, THOMAS
P. NORTON, CFA, AND ROGER C. HAMILTON, PORTFOLIO MANAGERS

John Hancock
Large Cap Equity Fund

Stock market conditions turned more favorable during the first half of 2003. Although economic data remained mixed, investors grew more optimistic that a recovery was near. At many corporations, orders stopped falling. Consumer spending remained strong, thanks to historically low interest rates and benign inflation. The government continued its efforts to stimulate the economy through tax relief and interest-rate cuts, while the war with Iraq came to a quick end. After three years of declines, the market made a strong rebound led by economically sensitive technology, finance and consumer cyclical stocks. Large-cap stocks returned 11.75% for the first half of 2003, as measured by the Standard & Poor's 500 Index. Small-cap stocks, which tend to rally early in an economic recovery, fared even better.

PERFORMANCE AND STRATEGY REVIEW

John Hancock Large Cap Equity Fund remained diversified across sectors, focusing on businesses with proven management teams and strong balance sheets whose shares were selling at attractive prices. We stuck with our strict sell discipline, exiting from stocks when they hit our pre-established price targets. These strategies helped the Fund's Class A, Class B, Class C and Class I shares return 9.11%, 8.76%, 8.76% and 9.40%, respectively, at net asset value for the six months ended June 30, 2003. By comparison, the average large-cap core fund returned 10.38% over the same period, according to Lipper, Inc.1 Weak stock selection in the consumer staples sector modestly hampered relative returns.

"After three years of
 declines, the market
 made a strong rebound..."

HEALTH-CARE AND FINANCE WINNERS

Some of the Fund's best gains came from health care and finance stocks. The Fund had a slightly above-average stake in health care, focusing on pharmaceuticals and health-services stocks. Top performers included Aetna, a health maintenance organization benefiting from strong pricing, cost cutting and an attractive valuation. Merck, which had been overly discounted as investors worried about the company's patent expirations, also rebounded nicely as concerns eased.

[Photos of Paul Berlinguet, Robert Junkin, Robert Uek, Thomas Norton and Roger Hamilton flush right next to first paragraph.]

In the finance sector, Citigroup -- a top holding -- contributed positively to performance as litigation involving its brokerage unit was settled. We also did well owning companies that would benefit from an improved economy. Bank of America rallied in anticipation of both improved profits from its brokerage business and fewer loan losses, while Goldman Sachs rose as trading volumes picked up. Travelers Property Casualty also did well as industry pricing strengthened. Elsewhere, winners included General Electric, which rebounded from depressed levels, and McDonald's, which benefited from new management, cost-cutting efforts and new product introductions.

MIXED RESULTS FROM TECH

As a group, our technology stocks turned in strong, but slightly below-average, returns. Top performers included Cisco Systems, which continued to grow gross margins through cost cutting and acquisitions, and EMC, which cemented its leadership position in the high-growth storage area through a more cost-efficient product offering. Some of these gains, however, were offset by losses at Xilinx, a semiconductor company that suffered as investors worried about industry overcapacity, and Veritas Software, which we sold as demand remained soft. We held on, however, to a large stake in Microsoft, even though its return was flat in a rising market. We think the company continues to have a strong business model and good prospects.

"Some of the Fund's best
 gains came from health
 care and finance stocks."

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Medical 18%, the second is Retail 11%, the third Computers 11%, the fourth Electronics 10%, and the fifth
Banks-United States 8%.]

DISAPPOINTMENTS IN STAPLES

Some of our consumer-staples investments lagged expectations. Coca-Cola turned in positive returns but trailed the market. Other investments, such as Kraft Foods, declined as investors looked for more economically sensitive stocks. Altria (the parent company of Phillip Morris) suffered as investors focused on the cost of a lawsuit settlement and ignored the company's high cash levels. We sold both Kraft and Altria. In other sectors, disappointments included Baxter International, a blood products company that fell amid weak execution and market overcapacity issues. Avery Dennison, a well-run label company, also tumbled when the Department of Justice began investigating pricing within the industry. We sold both investments.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 6-30-03." The chart is divided into two sections (from top to left): Common stocks 98% and Short-term investments & other 2%.]

MOVE DOWN IN MARKET CAP

To prepare for a more positive economic environment, we began selling some of the Fund's mega cap stocks, including insurer American International Group and Exxon Mobil. In their place, we added to our stakes in stocks with slightly smaller market caps that we believe have better potential in an economic recovery. In the finance sector, we also sold stocks, such as Freddie Mac, that had run up as interest rates came down. We shifted toward more economically sensitive stocks, such as Wells Fargo, a strong asset gatherer in the West that stands to benefit from a rebound in the California economy. In the technology sector, we added opportunistically. A new addition was Motorola, which has the potential to benefit from a cheap valuation, improving execution and growing demand for next-generation phones.

[Table at top of page entitled "SCORECARD."The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is General Electric followed by an up arrow with the phrase "Strong execution, great product portfolio, cheap stock price." The second listing is Aetna followed by an up arrow with the phrase "Attractive valuation, positive pricing, improving prospects." The third listing is Kraft Foods followed by a down arrow with the phrase "Selling pressure as investors shifted away from defensive stocks."]

IMPROVING OUTLOOK

The stock market, which typically anticipates an economic recovery, has moved up even as economic signals have remained somewhat mixed. While manufacturing and unemployment data still suggest the economy is not out of the woods, many observers believe it is on the road to recovery. We think a more positive economic outlook, as well as low interest rates, strong consumer spending and pent-up corporate demand bode well for the stock market going forward. We are optimistic about the prospects for large-cap stocks, whose valuations appear more reasonable than those on small-cap stocks. Many large-cap companies have improved their operating margins and strengthened their balance sheets so they can grow earnings even if the economy does not dramatically improve. If the economy does take off, these companies could be well positioned for strong upside potential.

"We are optimistic about
 the prospects for large-cap
 stocks, whose valuations
 appear more reasonable than
 those on small-cap stocks."

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.


A LOOK AT
PERFORMANCE

For the period ended
June 30, 2003

The index used for
comparison is the
Standard & Poor's
500 Index, an
unmanaged index
that index that
includes 500
widely traded
common stocks.

It is not possible to
invest directly in
an index.

                              Class A      Class B      Class C      Class I 1      Index
Inception date                10-4-49      8-22-91       5-1-98       3-1-01           --

Average annual returns with maximum sales charge (POP)
One year                       -11.50%      -12.15%       -9.40%       -6.41%        0.25%
Five years                      -3.27%       -3.24%       -3.18%          --        -1.61%
Ten years                        7.69%        7.44%          --           --        10.04%
Since inception                    --           --        -3.16%      -17.12%          --

Cumulative total returns with maximum sales charge (POP)
Six months                       3.69%        3.76%        6.64%        9.40%       11.75%
One year                       -11.50%      -12.15%       -9.40%       -6.41%        0.25%
Five years                     -15.30%      -15.19%      -14.92%          --        -7.79%
Ten years                      109.79%      104.93%          --           --       160.37%
Since inception                    --           --       -15.26%      -35.46%          --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for one year or less are subject to a 1% CDSC. Sales charge is not applicable for Class I shares. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.

1 For certain types of investors as described in the Fund's prospectus for Class I shares.


GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $26,037 as of June 30, 2003. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Large Cap Equity Fund, before sales charge, and is equal to $22,091 as of June 30, 2003. The third line represents the value of the same hypothetical investment made in the John Hancock Large Cap Equity Fund, after sales charge, and is equal to $20,979 as of June 30, 2003.

                                    Class B 1    Class C 1    Class I 2
Period beginning                    6-30-93       5-1-98       3-1-01
Without sales charge                $20,493       $8,558       $6,454
With maximum sales charge                --       $8,474           --
Index                               $26,037       $9,351       $8,143

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B, Class C and Class I shares, respectively, as of June 30, 2003. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's prospectus for Class I shares.


FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
June 30, 2003
(unaudited)

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES      ISSUER                                                                                              VALUE
COMMON STOCKS 98.13%                                                                                     $653,628,672
(Cost $601,763,523)

Advertising 1.70%                                                                                          11,328,600
  158,000   Omnicom Group, Inc.#                                                                           11,328,600

Banks -- United States 7.86%                                                                               52,355,490
  177,000   Bank of America Corp.                                                                          13,988,310
  220,700   State Street Corp.+                                                                             8,695,580
  596,000   U.S. Bancorp                                                                                   14,602,000
  299,000   Wells Fargo & Co.                                                                              15,069,600

Beverages 3.49%                                                                                            23,269,904
   70,000   Anheuser-Busch Cos., Inc.                                                                       3,573,500
  424,400   Coca-Cola Co. (The)                                                                            19,696,404

Broker Services 3.11%                                                                                      20,701,615
   76,100   Goldman Sachs Group, Inc. (The)#                                                                6,373,375
  228,000   J.P. Morgan Chase & Co.                                                                         7,793,040
  140,000   Merrill Lynch & Co., Inc.                                                                       6,535,200

Computers 10.82%                                                                                           72,065,462
  434,400   Cisco Systems, Inc.*                                                                            7,250,136
  163,000   Dell Computer Corp.*                                                                            5,209,480
  389,000   Hewlett-Packard Co.                                                                             8,285,700
  155,000   International Business Machines Corp.+                                                         12,787,500
  289,000   Mercury Interactive Corp.*+                                                                    11,158,290
  815,600   Microsoft Corp.+                                                                               20,887,516
  222,000   SAP AG, American Depositary Receipt (ADR) (Germany)+                                            6,486,840

Consumer Products Misc. 1.23%                                                                               8,188,800
  192,000   Clorox Co. (The)+                                                                               8,188,800

Cosmetics & Personal Care 4.45%                                                                            29,613,036
   79,000   Avon Products, Inc.                                                                             4,913,800
   89,000   Colgate-Palmolive Co.                                                                           5,157,550
  171,100   Gillette Co. (The)+                                                                             5,451,246
  158,000   Procter & Gamble Co. (The)+                                                                    14,090,440

Diversified Operations 0.53%                                                                                3,508,256
   27,200   3M Co.+                                                                                         3,508,256

Electronics 10.02%                                                                                         66,738,825
  825,000   Applied Materials, Inc.*+                                                                      13,084,500
1,129,000   General Electric Co.                                                                           32,379,720
  290,000   Intel Corp.+                                                                                    6,027,360
  450,000   Texas Instruments, Inc.                                                                         7,920,000
  289,500   Xilinx, Inc.*#                                                                                  7,327,245

Finance 4.26%                                                                                              28,403,290
  189,000   American Express Co.                                                                            7,902,090
  479,000   Citigroup, Inc.                                                                                20,501,200

Insurance 4.81%                                                                                            32,064,146
  142,000   American International Group, Inc.                                                              7,835,560
  150,700   Hartford Financial Services Group, Inc. (The)                                                   7,589,252
1,046,499   Travelers Property Casualty Corp. (Class A)                                                    16,639,334

Media 4.32%                                                                                                28,749,795
  274,500   Clear Channel Communications, Inc.*+                                                           11,636,055
  338,000   Comcast Corp. (Class A)*+                                                                      10,200,840
   90,000   Gannett Co., Inc.+                                                                              6,912,900

Medical 18.49%                                                                                            123,177,336
  234,000   Aetna, Inc.+                                                                                   14,086,800
   92,000   Anthem, Inc.*+                                                                                  7,097,800
  192,500   Bard (C.R.), Inc.                                                                              13,727,175
  169,000   Barr Laboratories, Inc.*+                                                                      11,069,500
  113,000   Biovail Corp. (Canada)*#                                                                        5,317,780
  214,000   HCA, Inc.                                                                                       6,856,560
  312,000   IDEC Pharmaceuticals Corp.*+                                                                   10,608,000
  209,948   Medtronic, Inc.                                                                                10,071,206
  247,300   Merck & Co., Inc.                                                                              14,974,015
  100,000   Novartis AG (ADR) (Switzerland)+                                                                3,981,000
  410,000   Pfizer, Inc.                                                                                   14,001,500
  200,000   Teva Pharmaceutical Industries Ltd. (ADR) (Israel)                                             11,386,000

Mortgage Banking 1.02%                                                                                      6,817,860
   98,000   Countrywide Financial Corp.                                                                     6,817,860

Oil & Gas 4.82%                                                                                            32,113,560
  205,000   ChevronTexaco Corp.                                                                            14,801,000
  183,000   EnCana Corp. (Canada)                                                                           7,021,710
  363,000   Suncor Energy, Inc. (Canada)                                                                    6,806,250
   76,000   Talisman Energy, Inc. (Canada)                                                                  3,484,600

Retail 11.07%                                                                                              73,723,447
  400,000   Home Depot, Inc. (The)                                                                         13,248,000
  865,000   McDonald's Corp.                                                                               19,081,900
  363,850   Staples, Inc.*                                                                                  6,676,647
  120,000   Talbots, Inc. (The)                                                                             3,534,000
  339,000   Target Corp.                                                                                   12,827,760
  342,000   Wal-Mart Stores, Inc.                                                                          18,355,140

Telecommunications 6.13%                                                                                   40,809,250
1,925,000   Motorola, Inc.                                                                                 18,152,750
  400,000   Nokia Oyj (ADR) (Finland)+                                                                      6,572,000
  120,000   SBC Communications, Inc.                                                                        3,066,000
  330,000   Verizon Communications, Inc.+                                                                  13,018,500

                                                                             INTEREST        PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                               RATE    (000s OMITTED)         VALUE
SHORT-TERM INVESTMENTS 17.13%                                                                            $114,137,538
(Cost $114,137,538)

Joint Repurchase Agreement 1.99%
Investment in a joint repurchase agreement
transaction with UBS Warburg, Inc. -- Dated
06-30-03, due 07-01-03 (Secured by U.S.
Treasury Bonds, 5.250% thru 7.875%, due
02-15-21 thru 11-15-28)                                                          1.10%         $13,287     13,287,000

                                                                                                SHARES
Cash Equivalents 15.14%
AIM Cash Investment Trust**                                                                100,850,538    100,850,538

TOTAL INVESTMENTS 115.26%                                                                                $767,766,210

OTHER ASSETS AND LIABILITIES, NET (15.26%)                                                              ($101,659,179)

TOTAL INVESTMENTS 100.00%                                                                                $666,107,031

 * Non-income-producing security.

** Represents investment of security lending collateral.

 + All or a portion of this security is on loan on June 30, 2003.

 # All or a portion of this security is pledged as collateral for written call options.

   Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

   The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.




ASSETS AND
LIABILITIES

June 30, 2003
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.


ASSETS
Investments at value (cost $715,901,061)
  including $98,089,226 of securities loaned                     $767,766,210
Cash                                                                      109
Receivable for shares sold                                             23,021
Dividends and interest receivable                                     762,929
Other assets                                                          179,147

Total assets                                                      768,731,416

LIABILITIES
Payable for shares repurchased                                        506,220
Payable for written options (premiums received $893,792)              408,650
Payable for securities on loan                                    100,850,538
Payable to affiliates
 Management fee                                                       359,469
 Distribution and service fee                                          53,894
 Other                                                                166,012
Other payables and accrued expenses                                   279,602

Total liabilities                                                 102,624,385

NET ASSETS
Capital paid-in                                                 1,331,555,274
Accumulated net realized loss on investments,
  foreign currency transactions and written options              (716,916,285)
Net unrealized appreciation of investments, translation of
  assets and liabilities in foreign currencies and
  written options                                                  52,350,291
Accumulated net investment loss                                      (882,249)

Net assets                                                       $666,107,031

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($359,554,305 [DIV] 27,802,748 shares)                         $12.93
Class B ($270,335,750 [DIV] 21,768,232 shares)                         $12.42
Class C ($35,139,450 [DIV] 2,828,895 shares)                           $12.42
Class I ($1,077,526 [DIV] 82,692 shares)                               $13.03

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($12.93 [DIV] 95%)                                           $13.61
Class C ($12.42 [DIV] 99%)                                             $12.55

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the period ended
June 30, 2003
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in operat-
ing the Fund.
 It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $30,863)            $4,517,102
Interest (including securities lending income of $121,070)            275,128

Total investment income                                             4,792,230

EXPENSES
Investment management fee                                           2,050,179
Class A distribution and service fee                                  436,293
Class B distribution and service fee                                1,348,541
Class C distribution and service fee                                  179,938
Class A, B and C transfer agent fee                                 1,254,399
Class I transfer agent fee                                              1,127
Accounting and legal services fee                                      98,409
Custodian fee                                                          64,389
Printing                                                               35,122
Auditing fee                                                           24,332
Trustees' fee                                                          24,147
Miscellaneous                                                          22,856
Registration and filing fee                                            21,293
Interest expense                                                        6,480
Legal fee                                                               5,210

Total expenses                                                      5,572,715

Net investment loss                                                  (780,485)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on
Investments                                                        (9,408,261)
Foreign currency transactions                                              (9)
Written options                                                       323,231
Change in net unrealized appreciation (depreciation) of
Investments                                                        64,715,025
Translation of assets and liabilities in foreign currencies                 8
Written options                                                       485,142

Net realized and unrealized gain                                   56,115,136

Increase in net assets from operations                            $55,334,651

1 Semiannual period from 1-1-03 through 6-30-03.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions, if
any, paid to
shareholders
and any increase
or decrease in
money share-
holders invested
in the Fund.
                                                          YEAR        PERIOD
                                                         ENDED         ENDED
                                                      12-31-02       6-30-03 1
INCREASE (DECREASE) IN NET ASSETS

From operations
Net investment loss                                ($3,854,664)    ($780,485)
Net realized loss                                 (674,130,172)   (9,085,039)
Change in net unrealized
  appreciation (depreciation)                      122,081,135    65,200,175
Increase (decrease) in net assets
  resulting from operations                       (555,903,701)   55,334,651

Distributions to shareholders
From net realized gain
Class A                                               (754,424)           --
Class B                                               (634,703)           --
Class C                                                (96,261)           --
Class I                                                 (3,128)           --
                                                    (1,488,516)           --
From Fund share transactions                      (354,931,656)  (85,766,568)

NET ASSETS
Beginning of period                              1,608,862,821   696,538,948

End of period 2                                   $696,538,948  $666,107,031

1 Semiannual period from 1-1-03 through 6-30-03. Unaudited.

2 Includes accumulated net investment loss of $101,764 and $882,249, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          12-31-98    12-31-99    12-31-00    12-31-01    12-31-02     6-30-03 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $19.32      $21.26      $27.02      $20.93      $19.10      $11.85
Net investment income (loss) 2                            0.16        0.09 3     (0.10)      (0.10)         -- 4      0.01
Net realized and unrealized
  gain (loss) on investments                              2.85        7.80        0.07       (0.62)      (7.23)       1.07
Total from
  investment operations                                   3.01        7.89       (0.03)      (0.72)      (7.23)       1.08
Less distributions
From net investment income                               (0.14)         --          --          --          --          --
From net realized gain                                   (0.93)      (2.13)      (6.06)      (1.11)      (0.02)         --
                                                         (1.07)      (2.13)      (6.06)      (1.11)      (0.02)         --
Net asset value,
  end of period                                         $21.26      $27.02      $20.93      $19.10      $11.85      $12.93
Total return 5 (%)                                       15.95 6     37.89       (2.93)      (3.36)     (37.83)       9.11 7

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $421        $604        $774        $768        $365        $360
Ratio of expenses
  to average net assets (%)                               1.16        1.17        1.14        1.23        1.28        1.35 8
Ratio of adjusted expenses
  to average net assets 9 (%)                             1.18          --          --          --          --          --
Ratio of net investment income
  (loss) to average net assets (%)                        0.79        0.40       (0.39)      (0.50)       0.02        0.11 8
Portfolio turnover (%)                                      64         113         112          71         114          80

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          12-31-98    12-31-99    12-31-00    12-31-01    12-31-02     6-30-03 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $19.31      $21.20      $26.79      $20.52      $18.55      $11.42
Net investment income (loss) 2                            0.01       (0.07)      (0.30)      (0.25)      (0.11)      (0.04)
Net realized and unrealized
  gain (loss) on investments                              2.84        7.75        0.09       (0.61)      (7.00)       1.04
Total from
  investment operations                                   2.85        7.68       (0.21)      (0.86)      (7.11)       1.00
Less distributions
From net investment income                               (0.03)         --          --          --          --          --
From net realized gain                                   (0.93)      (2.09)      (6.06)      (1.11)      (0.02)         --
                                                         (0.96)      (2.09)      (6.06)      (1.11)      (0.02)         --
Net asset value,
  end of period                                         $21.20      $26.79      $20.52      $18.55      $11.42      $12.42
Total return 5 (%)                                       15.05 6     36.95       (3.64)      (4.12)     (38.31)       8.76 7

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $548        $768        $791        $718        $290        $270
Ratio of expenses
  to average net assets (%)                               1.91        1.88        1.89        1.98        2.03        2.10 8
Ratio of adjusted expenses
  to average net assets 9 (%)                             1.93          --          --          --          --          --
Ratio of net investment income
  (loss) to average net assets (%)                        0.05       (0.31)      (1.13)      (1.25)      (0.74)      (0.64) 8
Portfolio turnover (%)                                      64         113         112          71         114          80

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          12-31-98 10 12-31-99    12-31-00    12-31-01    12-31-02     6-30-03 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $22.03      $21.20      $26.79      $20.52      $18.55      $11.42
Net investment income (loss) 2                            0.03       (0.09)      (0.29)      (0.25)      (0.11)      (0.04)
Net realized and unrealized
  gain (loss) on investments                              0.09        7.77        0.08       (0.61)      (7.00)       1.04
Total from
  investment operations                                   0.12        7.68       (0.21)      (0.86)      (7.11)       1.00
Less distributions
From net investment income                               (0.02)         --          --          --          --          --
From net realized gain                                   (0.93)      (2.09)      (6.06)      (1.11)      (0.02)         --
                                                         (0.95)      (2.09)      (6.06)      (1.11)      (0.02)         --
Net asset value,
  end of period                                         $21.20      $26.79      $20.52      $18.55      $11.42      $12.42
Total return 5 (%)                                        0.83 6,7   36.94       (3.64)      (4.12)     (38.31)       8.76 7

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $5         $13         $66        $120         $40         $35
Ratio of expenses
  to average net assets (%)                               1.92 8      1.92        1.89        1.98        2.03        2.10 8
Ratio of adjusted expenses
  to average net assets 9 (%)                             1.94 8        --          --          --          --          --
Ratio of net investment income
  (loss) to average net assets (%)                        0.28 8     (0.40)      (1.14)      (1.25)      (0.75)      (0.64) 8
Portfolio turnover (%)                                      64         113         112          71         114          80

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS I SHARES

PERIOD ENDED                                          12-31-01 10 12-31-02     6-30-03 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $21.42      $19.11      $11.91
Net investment income (loss) 2                           (0.02)       0.07        0.03
Net realized and unrealized gain
  (loss) on investments                                  (1.18)      (7.25)       1.09
Total from
  investment operations                                  (1.20)      (7.18)       1.12
Less distributions
From net realized gain                                   (1.11)      (0.02)         --
Net asset value,
  end of period                                         $19.11      $11.91      $13.03
Total return 5 (%)                                       (5.53)7    (37.55)       9.40 7

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $2          $1          $1
Ratio of expenses
  to average net assets (%)                               0.84 8      0.81        0.89 8
Ratio of net investment income
  (loss) to average net assets (%)                       (0.10)8      0.49        0.57 8
Portfolio turnover (%)                                      71         114          80

 1 Semiannual period from 1-1-03 through 6-30-03. Unaudited.

 2 Based on the average of the shares outstanding.

 3 Class A has net investment income because of its relatively lower class expenses, as compared to other share classes.

 4 Less than $0.01 per share.

 5 Assumes dividend reinvestment and does not reflect the effect of sales charges.

 6 Total return would have been lower had certain expenses not been reduced during the period shown.

 7 Not annualized.

 8 Annualized.

 9 Does not take into consideration expense reductions during the period shown.

10 Class C and Class I shares began operations on 5-1-98 and 3-1-01, respectively.

See notes to
financial statements.



NOTES TO
STATEMENTS

Unaudited

NOTE A
Accounting policies

John Hancock Large Cap Equity Fund (the "Fund") is a diversified series of John Hancock Investment Trust, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign currency translation" below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I shares, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended June 30, 2003.

Options

The Fund may enter into option contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to the price volatility of financial instruments. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contracts' terms ("credit risk") or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's Statement of Assets and Liabilities.

Written options for the period ended June 30, 2003, were as follows:

                                   NUMBER OF CONTRACTS       PREMIUMS RECEIVED
------------------------------------------------------------------------------
Outstanding, beginning of period                    --                      --
Options written                                 10,370              $1,327,724
Option closed                                   (1,800)               (174,592)
Options expired                                 (2,300)               (259,340)
Outstanding, end of period                       6,270                $893,792

Summary of written options outstanding on June 30, 2003:

NAME OF             NUMBER OF        EXERCISE      EXPIRATION
ISSUER              CONTRACTS           PRICE            DATE            VALUE
------------------------------------------------------------------------------
CALLS
Biovail Corp.           1,130             $50         July 03          $73,450
Goldman Sachs             760              90         July 03           22,800
OmniCom                 1,580              75       August 03          284,400
Xilinx, Inc.            2,800              30         July 03           28,000
                                                                      $408,650

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On June 30, 2003, the Fund loaned securities having a market value of $98,089,226 collateralized by cash in the amount of $100,850,538. The cash collateral was invested in a short-term instrument.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. There - fore, no federal income tax provision is required. For federal income tax purposes, the Fund has $699,230,858 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. The entire amount of the loss carryforward expires December 31, 2010.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.625% of the Fund's average daily net asset value.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended June 30, 2003, JH Funds received net up-front sales charges of $142,187 with regard to sales of Class A shares. Of this amount, $11,390 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $103,805 was paid as sales commissions to unrelated broker-dealers and $26,992 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the period ended June 30, 2003, JH Funds received net up-front sales charges of $8,855 with regard to sales of Class C shares. Of this amount, $7,491 was paid as sales commissions to unrelated broker-dealers and $1,364 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended June 30, 2003, CDSCs received by JH Funds amounted to $382,697 for Class B shares and $2,478 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of each class' average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses aggregated and allocated to each class on the basis of its relative net asset value. Until June 1, 2003, for Class I shares, the Fund paid a monthly transfer agent fee at an annual rate of 0.05% of the average daily net asset value plus certain out-of-pocket expenses attributable to Class I shares. Effective June 1, 2003, for Class I shares, the Fund pays a monthly transfer agent fee at a total annual rate of 0.05% of Class I shares' average daily net asset value.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of approximately 0.03% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                 YEAR ENDED 12-31-02            YEAR ENDED 6-31-03 1
                              SHARES          AMOUNT        SHARES          AMOUNT
CLASS A SHARES
Sold                       5,740,846     $87,450,937     1,690,237     $20,461,670
Distributions reinvested      57,532         693,267            --              --
Repurchased              (15,247,119)   (220,447,731)   (4,664,526)    (55,890,857)
Net decrease              (9,448,741   ($132,303,527)   (2,974,289)   ($35,429,187)

CLASS B SHARES
Sold                       3,344,095     $51,049,563       793,175      $9,209,011
Distributions reinvested      45,894         533,749            --              --
Repurchased              (16,689,652)   (233,823,706)   (4,433,356)    (51,043,621)
Net decrease             (13,299,663)  ($182,240,394)   (3,640,181)   ($41,834,610)

CLASS C SHARES
Sold                       1,196,521     $17,751,342        88,347      $1,017,260
Distributions reinvested      7,150           83,160            --              --
Repurchased              (4,153,801)     (58,397,906)     (783,794)     (8,988,837)
Net decrease             (2,950,130)    ($40,563,404)     (695,447)    ($7,971,577)

CLASS I SHARES
Sold                         95,474       $1,614,797        32,818        $397,095
Distributions reinvested        258            3,128            --              --
Repurchased                 (96,624)      (1,442,256)      (75,337)       (928,289)
Net increase (decrease)        (892)        $175,669       (42,519)      ($531,194)

NET DECREASE            (25,699,426)   ($354,931,656)   (7,352,436)   ($85,766,568)

1 Semiannual period from 1-1-03 through 6-30-03. Unaudited.

NOTE D
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended June 30, 2003, aggregated $506,767,070 and $571,577,766, respectively.

The cost of investments owned on June 30, 2003, including short-term investments, for federal income tax purposes was $722,374,407. Gross unrealized appreciation and depreciation of investments aggregated $54,249,090 and $8,857,287, respectively, resulting in net unrealized appreciation of $45,391,803. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on wash sales.



OUR FAMILY
OF FUNDS

--------------------------------------------------------
Equity                   Balanced Fund
                         Classic Value Fund
                         Core Equity Fund
                         Focused Equity Fund
                         Growth Trends Fund
                         International Fund
                         Large Cap Equity Fund
                         Large Cap Growth Fund
                         Large Cap Spectrum Fund
                         Mid Cap Growth Fund
                         Multi Cap Growth Fund
                         Small Cap Equity Fund
                         Small Cap Growth Fund
                         Sovereign Investors Fund
                         U.S. Global Leaders Growth Fund
--------------------------------------------------------
Sector                   Biotechnology Fund
                         Financial Industries Fund
                         Health Sciences Fund
                         Real Estate Fund
                         Regional Bank Fund
                         Technology Fund
--------------------------------------------------------
Income                   Bond Fund
                         Government Income Fund
                         High Income Fund
                         High Yield Bond Fund
                         Investment Grade Bond Fund
                         Strategic Income Fund
--------------------------------------------------------
Tax-Free Income          California Tax-Free Income Fund
                         High Yield Municipal Bond Fund
                         Massachusetts Tax-Free Income Fund
                         New York Tax-Free Income Fund
                         Tax-Free Bond Fund
--------------------------------------------------------
Money Market             Money Market Fund
                         U.S. Government Cash Reserve

For more complete information on any John Hancock Fund and a prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291. Please read the prospectus carefully before investing or sending money.



FOR YOUR
INFORMATION

TRUSTEES

James F. Carlin
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner*
Steven R. Pruchansky
Lt. Gen. Norman H. Smith,  USMC (Ret.)
John P. Toolan*
*Members of the Audit Committee

OFFICERS

Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803


HOW TO
CONTACT US

On the Internet                        www.jhfunds.com

By regular mail                        John Hancock Signature Services, Inc.
                                       1 John Hancock Way, Suite 1000
                                       Boston, MA 02217-1000

By express mail                        John Hancock Signature Services, Inc.
                                       Attn: Mutual Fund Image Operations
                                       529 Main Street
                                       Charlestown, MA 02129

Customer service representatives       1-800-225-5291

24-hour automated information          1-800-338-8080

TDD line                               1-800-554-6713

The Fund's voting policies and procedures are available without charge, upon request:

By phone                               1-800-225-5291

On the Fund's Web site                 www.jhfunds.com/proxy

On the SEC's Web site                  http://www.sec.gov



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com
Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Large Cap Equity Fund.


500SA             6/03
                  8/03




John Hancock
Fundamental
Value Fund

SEMI
ANNUAL
REPORT

6.30.03

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery


[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Manager's report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 11

For your information
page 21

Dear Fellow Shareholders,

The stock market made a strong recovery in the first half of 2003. Historically low interest rates, improving corporate earnings and government stimulus in the form of tax cuts gave investors hope that the economy would soon begin to strengthen. Most of the market's move up occurred in the second quarter, and the breadth of the rally was enormous. As a result, the major indexes were able to wipe out their first-quarter losses and post solid gains for the first six months of the year. With technology leading the way, the tech-heavy Nasdaq Composite Index rose 21.51% through June, the Dow Jones Industrial Average was up 9.02% and the Standard & Poor's 500 Index returned 11.75%. With falling interest rates, bonds also did well, continuing their upward trend for a fourth consecutive year. High yield bonds led the pack, returning 18.49% in the first half as measured by the Lehman High Yield Index.

After the jarring stock-market losses of the last three years, it's a welcome relief for investors to be reminded that the market is indeed cyclical, and does move up -- not just down. And mutual fund investors will finally like what they see in their second-quarter statements: positive results. With the exception of bear funds, which bet on the market going down, every fund category tracked by Morningstar, Inc. and Lipper, Inc. posted double-digit gains in the quarter.

Whether this rally can be sustained depends in large part on whether the economy actually does rebound, and by how much, and how corporate earnings fare. It will also depend on how soon a lot of the investors still sitting on the sidelines decide to get back into the stock market.

No matter what happens next, the dramatic reversal in the stock market's fortunes, and other economic improvements, could be signals that it's time for investors to review their portfolios with their investment professionals to make sure they are well-positioned to meet their long-term investment objectives.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer

This commentary reflects the chairman's views as of June 30, 2003. They are subject to change at any time.



YOUR FUND
AT A GLANCE

The Fund seeks
long-term capital
appreciation
by investing
primarily in equity
securities of U.S.
and foreign
companies of any
size that appear to
be undervalued
relative to the
overall market.

Over the last six months

* Stocks rebounded strongly, as investor sentiment improved.

* The Fund performed in line with its peers during the six-month period.

* Stocks in health care and utilities offered the best performance for the Fund.

[Bar chart with heading "John Hancock Fundamental Value Fund. " Under the heading is a note that reads "Fund performance for the six months ended June 30, 2003." The chart is scaled in increments of 4% with 0% at the bottom and 12% at the top. The first bar represents the 11.07% total return for Class A. The second bar represents the 10.94% total return for Class B. The third bar represents the 10.94% total return for Class
C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 4.4%   Citigroup, Inc.
 3.6%   Devon Energy Corp.
 3.4%   Exxon Mobil Corp.
 3.3%   Washington Mutual, Inc.
 2.9%   Wachovia Corp.
 2.7%   Verizon Communications, Inc.
 2.7%   American Express Co.
 2.6%   Bank of America Corp.
 2.4%   Morgan Stanley
 2.3%   Exelon Corp.

As a percentage of net assets on June 30, 2003.



MANAGER'S
REPORT

BY ROGER C. HAMILTON, PORTFOLIO MANAGER

John Hancock
Fundamental Value Fund

The stock market recovered nicely during the first half of 2003. Low interest rates, improving corporate earnings and tax cuts encouraged investors about the future direction of the economy. Companies that had been close to bankruptcy improved their balance sheets. Most of the market's rise occurred during the second quarter, when riskier, lower-quality stocks performed best. Growth outpaced value, with technology companies leading the rally.

PERFORMANCE REVIEW

The Fund performed in line with its benchmark index and its peer group. For the six months ended June 30, 2003, John Hancock Fundamental Value Fund's Class A, Class B and Class C shares returned 11.07%, 10.94% and 10.94%, respectively, at net asset value. To compare, the average large-cap value fund returned 10.75%, according to Lipper, Inc. 1 and the Russell 1000 Value Index returned 11.57%.

"The stock market
 recovered nicely during
 the first half of 2003."

Investments in health care and utilities were most helpful to performance, as was an underweight in telecommunications relative to the index. On the down side, investments in stocks from the finance and industrials sectors detracted from the return.

A STABLE PORTFOLIO

On the sector level, there were few changes. The Fund remained overweighted relative to the index in health care, energy and technology. It's important to remember that sector weightings are a by-product of our analysis of fundamentals and valuation. Health care presented a number of opportunities offering value and solid fundamental prospects. Technology was attractive as valuations were low, and capital expenditures in this part of the economy began to improve. We focused on high-quality technology names, a characteristic that held back relative performance during a period when low quality outperformed. We were attracted to energy due to sustained high oil and gas prices, at the same time that we underweighted finance.

[A photo of Roger Hamilton flush right next to first paragraph.]

As mentioned, health-care stocks aided performance, including Anthem, which is an HMO that acquires Blue Cross/Blue Shield programs and operates them under their existing name. The company profited from rising HMO premiums and increased economies of scale. McKesson also performed well. This firm runs two main businesses: drug distribution and software for health-care operators. The stock had been beaten down due to difficulties in its software business. However, growth prospects for the drug distribution side were strong enough to overshadow the software struggles.

TELECOM UNDERWEIGHT, UTILITIES HELP

Sometimes what a Fund does not own can be as important to relative performance as what it does own. That was the case during this period, when the larger telecom services companies in the Russell 1000 Value Index lagged their more aggressive counterparts in the telecommunications sector. Our decision to underweight this sector proved fruitful.

In addition, investments in the utilities sector added to returns. FirstEnergy saw its share price rise as concerns about one of its nuclear power plants subsided. The company also offered a high dividend, an attribute that is becoming more popular in the market due to changes in the tax code. Another utility, Exelon, performed well since it produces much of its electric power through nuclear generation instead of using natural gas, which rose dramatically in price.

"...health-care stocks aided
 performance..."

[Table at top left-hand side of page entitled "Top five industry groups. "The first listing is Oil & gas 12%, the second is Finance 11%, the third Banks -- United States 9%, the fourth Computers 9%, and the fifth Media 7%.]

FINANCIAL, INDUSTRIAL DISAPPOINTMENTS

Disappointments from the finance sector included Freddie Mac, which reeled from the ouster of three of the company's top executives in the second quarter. The firm still faces scrutiny related to accounting issues. We sold out of the position. In addition, insurance company American International Group fell in the first quarter due to its decision to take a surprisingly large charge to offset the decline of reserves resulting from a chronic under-pricing of insurance policies. We maintained the position, and the stock bounced back somewhat later in the period. Within industrials, General Dynamics weakened due to poor results from its Gulfstream jet business. Defense stocks did not perform as well as anticipated, and businesses cut back on their spending on business jets. We eliminated the position.

OTHER SOLID PERFORMERS

While some of the Fund's finance holdings faced difficulties, Citigroup was the top performer for the Fund in the first half of 2003. This is a global franchise that had been hard hit by involvement in lending money to companies that became embroiled in accounting scandals, as well as probes into possible conflicts of interest in the firm's investment banking operations. With most of the issues receding into the background, Citigroup benefited from an improving outlook for the capital markets. Cendant also helped Fund performance. This company owns a number of businesses, including those in travel and real estate brokerage. The company revised earnings estimates upward, as housing and travel to its budget hotels were strong.

[Table at top of page entitled "SCORECARD. "The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Citigroup followed by an up arrow with the phrase "Poised to take advantage of rebound in the capital markets." The second listing is Cendant followed by an up arrow with the phrase "Solid results from real estate brokerage and travel-related businesses." The third listing is Freddie Mac followed by an up arrow with the phrase "Management team reshuffled amid concerns about accounting."]

OUTLOOK REMAINS POSITIVE

There are several factors that we believe should help support economic activity in the months ahead. The dollar has weakened, making U.S. exports more attractive to foreign buyers. Interest rates are at historical lows, as the Federal Reserve Board seeks to accommodate stronger growth. Federal government spending is rising, and tax cuts could add some fuel to the economy. With a more positive backdrop, more companies are refinancing debt and raising equity to improve balance sheets and possibly fund growth.

"Federal government
 spending is rising, and
 tax cuts could add some
 fuel to the economy."

For our part, we intend to move more assets into the industrial side of the economy if we see more signs of improved capital expenditures. While consumers have kept spending, most companies remain on the sidelines. With the changes in the tax code, we have turned some of our attention to companies that are offering or expanding their dividends. Overall, we are optimistic that the Fund is well positioned in high-quality companies that could benefit from a continued economic or market turnaround.

This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. The manager's statements reflect his own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.


A LOOK AT
PERFORMANCE

For the period ended
June 30, 2003

The index used for
comparison is the
Russell 1000 Value
Index, an unmanaged
index containing those
securities in the Russell
1000 Index with a
less-than-average
growth orientation.

It is not possible to
invest directly in
an index.

                              Class A      Class B      Class C        Index
Inception date                 6-1-01       6-1-01       6-1-01           --

Average annual returns with maximum sales charge (POP)
One year                        -5.24%       -5.57%       -2.63%       -1.02%
Since inception                 -9.71%       -9.23%       -8.33%       -5.89%

Cumulative total returns with maximum sales charge (POP)
Six months                       5.51%        5.94%        8.79%       11.57%
One year                        -5.24%       -5.57%       -2.63%       -1.02%
Since inception                -19.13%      -18.24%      -16.55%      -11.88%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 -6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.


GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Russell 1000 Value Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $8,812 as of June 30, 2003. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Fundamental Value Fund, before sales charge, and is equal to $8,516 as of June 30, 2003. The third line represents the value of the same hypothetical investment made in the John Hancock Fundamental Value Fund, after sales charge, and is equal to $8,087 as of June 30, 2003.


                                    Class B      Class C 1
Period beginning                     6-1-01       6-1-01
Without sales charge                 $8,429       $8,429
With maximum sales charge            $8,176       $8,345
Index                                $8,812       $8,812

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of June 30, 2003. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.


FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
June 30, 2003
(unaudited)

This schedule has one main category, common stocks, which are broken down by industry group.

SHARES    ISSUER                                                                                                VALUE
COMMON STOCKS 100.52%                                                                                      $2,524,061
(Cost $2,282,766)

Aerospace 1.84%                                                                                                46,165
    535   Northrop Grumman Corp.                                                                               46,165

Automobiles/Trucks 0.53%                                                                                       13,408
  1,220   Ford Motor Co.                                                                                       13,408

Banks -- United States 9.19%                                                                                  230,797
    815   Bank of America Corp.                                                                                64,409
    735   FleetBoston Financial Corp.                                                                          21,837
  1,045   U.S. Bancorp                                                                                         25,603
  1,810   Wachovia Corp.                                                                                       72,328
    925   Wells Fargo & Co.                                                                                    46,620

Broker Services 4.47%                                                                                         112,198
    240   Goldman Sachs Group, Inc. (The)                                                                      20,100
    700   Merrill Lynch & Co., Inc.                                                                            32,676
  1,390   Morgan Stanley                                                                                       59,422

Chemicals 2.73%                                                                                                68,640
    725   PPG Industries, Inc.                                                                                 36,787
    530   Praxair, Inc.                                                                                        31,853

Computers 8.60%                                                                                               215,967
    370   Automatic Data Processing, Inc.                                                                      12,528
    700   Cisco Systems, Inc.*                                                                                 11,683
  1,335   Dell Computer Corp.*                                                                                 42,667
  1,085   EMC Corp.*                                                                                           11,360
  2,050   Hewlett-Packard Co.                                                                                  43,665
    465   International Business Machines Corp.                                                                38,362
  2,175   Microsoft Corp.                                                                                      55,702

Cosmetics & Personal Care 2.76%                                                                                69,225
  1,445   Gillette Co. (The)                                                                                   46,038
    260   Procter & Gamble Co. (The)                                                                           23,187

Diversified Operations 3.70%                                                                                   92,990
    290   3M Co.                                                                                               37,404
  1,500   Cendant Corp.*                                                                                       27,480
    980   General Electric Co.                                                                                 28,106

Finance 10.81%                                                                                                271,453
  1,595   American Express Co.                                                                                 66,687
  2,585   Citigroup, Inc.                                                                                     110,638
    295   J.P. Morgan Chase & Co.                                                                              10,083
  2,035   Washington Mutual, Inc.                                                                              84,045

Insurance 4.48%                                                                                               112,505
    640   Allstate Corp. (The)                                                                                 22,816
    650   Ambac Financial Group, Inc.                                                                          43,062
    845   American International Group, Inc.                                                                   46,627

Machinery 2.75%                                                                                                69,033
    710   Emerson Electric Co.                                                                                 36,281
    780   Parker-Hannifin Corp.                                                                                32,752

Media 7.39%                                                                                                   185,679
  1,680   AOL Time Warner, Inc.*                                                                               27,031
    460   Clear Channel Communications, Inc.*                                                                  19,499
    590   Comcast Corp. (Class A)*                                                                             17,806
  1,345   Disney (Walt) Co. (The)                                                                              26,564
    495   Gannett Co., Inc.                                                                                    38,021
  1,300   Viacom, Inc. (Class B)*                                                                              56,758

Medical 7.24%                                                                                                 181,773
    660   Abbott Laboratories                                                                                  28,882
    260   Anthem, Inc.*                                                                                        20,059
    710   Bristol-Myers Squibb Co.                                                                             19,277
  1,780   Health Management Associates, Inc. (Class A)                                                         32,841
    360   McKesson Corp.                                                                                       12,866
    380   Merck & Co., Inc.                                                                                    23,009
  1,313   Pfizer, Inc.                                                                                         44,839

Metal 0.80%                                                                                                    20,017
    785   Alcoa, Inc.                                                                                          20,017

Mortgage Banking 0.54%                                                                                         13,488
    200   Fannie Mae                                                                                           13,488

Oil & Gas 11.98%                                                                                              300,711
    290   BP Plc American Depositary Receipts (United Kingdom)                                                 12,186
    340   ChevronTexaco Corp.                                                                                  24,548
    790   ConocoPhillips                                                                                       43,292
  1,705   Devon Energy Corp.                                                                                   91,047
  2,395   Exxon Mobil Corp.                                                                                    86,004
  1,305   GlobalSantaFe Corp.                                                                                  30,459
    500   Marathon Oil Corp.                                                                                   13,175

Paper & Paper Products 1.18%                                                                                   29,695
    390   Temple-Inland, Inc.                                                                                  16,735
    240   Weyerhauser Co.                                                                                      12,960

Pollution Control 0.68%                                                                                        16,983
    705   Waste Management, Inc.                                                                               16,983

Retail 5.51%                                                                                                  138,442
    680   Costco Wholesale Corp.*                                                                              24,888
  1,275   CVS Corp.                                                                                            35,738
  1,145   Kroger Co. (The)*                                                                                    19,099
    575   May Department Stores Co. (The)                                                                      12,800
    920   McDonald's Corp.                                                                                     20,295
    870   Talbots, Inc. (The)                                                                                  25,622

Telecommunications 5.56%                                                                                      139,487
    935   BellSouth Corp.                                                                                      24,899
  1,860   SBC Communications, Inc.                                                                             47,523
  1,700   Verizon Communications, Inc.                                                                         67,065

Transportation 0.98%                                                                                           24,659
    425   Union Pacific Corp.                                                                                  24,659

Utilities 6.80%                                                                                               170,746
  1,275   Constellation Energy Group, Inc.                                                                     43,732
    255   Entergy Corp.                                                                                        13,459
    960   Exelon Corp.                                                                                         57,418
  1,460   FirstEnergy Corp.                                                                                    56,137

TOTAL INVESTMENTS 100.52%                                                                                  $2,524,061

OTHER ASSETS AND LIABILITIES, NET (0.52%)                                                                    ($12,942)

TOTAL NET ASSETS 100.00%                                                                                   $2,511,119

* Non-income producing security.

  Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

  The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.




ASSETS AND
LIABILITIES

June 30, 2003
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $2,282,766)                             $2,524,061
Receivable for investments sold                                        21,096
Dividends receivable                                                    1,695
Receivable from affiliates                                              3,207
Other assets                                                              152

Total assets                                                        2,550,211

LIABILITIES
Due to custodian                                                        2,689
Payable for investments purchased                                      19,083
Payable to affiliates
 Management fee                                                         1,510
 Distribution and service fee                                             122
 Other                                                                     69
Other payables and accrued expenses                                    15,619

Total liabilities                                                      39,092

NET ASSETS
Capital paid-in                                                     2,991,543
Accumulated net realized loss on investments                         (728,712)
Net unrealized appreciation of investments                            241,295
Accumulated net investment income                                       6,993

Net assets                                                         $2,511,119

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($2,477,457 [DIV] 293,943 shares)                               $8.43
Class B ($16,831 [DIV] 2,000 shares)                                    $8.42
Class C ($16,831 [DIV] 2,000 shares)                                    $8.42

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($8.43 [DIV] 95%)                                             $8.87
Class C ($8.42 [DIV] 99%)                                               $8.51

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the period ended
June 30, 2003
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in operat-
ing the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $9)                    $21,346
Interest                                                                   22

Total investment income                                                21,368

EXPENSES
Investment management fee                                               8,009
Class A distribution and service fee                                    3,387
Class B distribution and service fee                                       58
Class C distribution and service fee                                       58
Transfer agent fee                                                          5
Custodian fee                                                           5,401
Printing                                                                5,063
Auditing fee                                                            4,959
Registration and filing fee                                             2,901
Accounting and legal services fee                                         343
Miscellaneous                                                              75

Total expenses                                                         30,259
Less expense reductions                                               (15,887)

Net expenses                                                           14,372

Net investment income                                                   6,996

REALIZED AND UNREALIZED GAIN

Net realized gain on investments                                        3,984
Change in net unrealized appreciation (depreciation)
  of investments                                                      239,234

Net realized and unrealized gain                                      243,218

Increase in net assets from operations                               $250,214

1 Semiannual period from 1-1-03 through 6-30-03.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions, if
any, paid to
shareholders
and any increase
or decrease in
money share
holders invested
in the Fund.
                                                          YEAR        PERIOD
                                                         ENDED         ENDED
                                                      12-31-02       6-30-03 1
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                                  $13,714        $6,996
Net realized gain (loss)                              (674,375)        3,984
Change in net unrealized
  appreciation (depreciation)                           56,193       239,234

Increase (decrease) in net assets
  resulting from operations                           (604,468)      250,214

Distributions to shareholders
From net investment income
Class A                                                (13,448)           --
Class B                                                    (16)           --
Class C                                                    (15)           --
                                                       (13,479)           --

NET ASSETS
Beginning of period                                  2,878,852     2,260,905

End of period 2                                     $2,260,905    $2,511,119

1 Semiannual period from 1-1-03 through 6-30-03. Unaudited.

2 Includes accumulated net investment income of $3 and $6,993, respectively.

See notes to
financial statements.


FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          12-31-01 1  12-31-02     6-30-03 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.00       $9.66       $7.59
Net investment income 3                                   0.01        0.05        0.02
Net realized and unrealized
  gain (loss) on investments                             (0.31)      (2.07)       0.82
Total from
  investment operations                                  (0.30)      (2.02)       0.84
Less distributions
From net investment income                               (0.04)      (0.05)         --

Net asset value,
  end of period                                          $9.66       $7.59       $8.43
Total return 4,5 (%)                                     (3.00) 6   (20.95)      11.07 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $3          $2          $2
Ratio of expenses
  to average net assets (%)                               1.25 7      1.25        1.25 7
Ratio of adjusted expenses
  to average net assets 8 (%)                             3.18 7      2.66        2.64 7
Ratio of net investment income
  to average net assets (%)                               0.18 7      0.55        0.62 7
Portfolio turnover (%)                                      55         240          40

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          12-31-01 1  12-31-02     6-30-03 2
PER SHARE OPERATING PERFORMANCE
Net asset value,                                        $10.00       $9.66       $7.59
  beginning of period
Net investment income (loss) 3                           (0.03)       0.01        0.01
Net realized and unrealized
  gain (loss) on investments                             (0.31)      (2.07)       0.82
Total from
  investment operations                                  (0.34)      (2.06)       0.83
Less distributions
From net investment income                                  --       (0.01)         --

Net asset value,
  end of period                                          $9.66       $7.59       $8.42
Total return 4,5 (%)                                     (3.40) 6   (21.35)      10.94 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             -- 9        -- 9        -- 9
Ratio of expenses
  to average net assets (%)                               1.91 7      1.70        1.70 7
Ratio of adjusted expenses
  to average net assets 8 (%)                             3.84 7      3.11        3.09 7
Ratio of net investment income
  to average net assets (%)                              (0.46) 7     0.09        0.16 7
Portfolio turnover (%)                                      55         240          40

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          12-31-01 1  12-31-02     6-30-03 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.00       $9.66       $7.59
Net investment income (loss) 3                           (0.03)       0.01        0.01
Net realized and unrealized
  gain (loss) on investments                             (0.31)      (2.07)       0.82
Total from
  investment operations                                  (0.34)      (2.06)       0.83
Less distributions
From net investment income                                  --       (0.01)         --

Net asset value,
  end of period                                          $9.66       $7.59       $8.42
Total return 4,5 (%)                                     (3.40) 6   (21.35)      10.94 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             -- 9        -- 9        -- 9
Ratio of expenses
  to average net assets (%)                               1.91 7      1.70        1.70 7
Ratio of adjusted expenses
  to average net assets 8 (%)                             3.84 7      3.11        3.09 7
Ratio of net investment income (loss)
  to average net assets (%)                              (0.46)7      0.09        0.16 7
Portfolio turnover (%)                                      55         240          40

1 Class A, Class B and Class C shares began operations on 6-1-01.

2 Semiannual period from 1-1-03 through 6-30-03. Unaudited.

3 Based on the average of the shares outstanding.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

6 Not annualized.

7 Annualized.

8 Does not take into consideration expense reductions during the periods shown.

9 Less than $500,000.

See notes to
financial statements.



NOTES TO
STATEMENTS

Unaudited

NOTE A
Accounting policies

John Hancock Fundamental Value Fund (the "Fund") is a diversified series of John Hancock Investment Trust, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $610,693 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: December 31, 2009 -- $32,647 and December 31, 2010 -- $578,046.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date, or in the case of some foreign securities, the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.70% of the first $500,000,000 of the Fund's average daily net asset value, (b) 0.65% of the next $500,000,000, (c) 0.60% of the next
$1,000,000,000 and (d) 0.55% of the Fund's average daily net asset value in excess of $2,000,000,000. The Adviser has agreed to limit the Fund's expenses, excluding distribution and service fees, to 0.95% of the Fund's average daily net assets, at least until April 30, 2004. Accordingly, the expense reduction amounted to $15,887 for the period ended June 30, 2003. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended June 30, 2003, JH Funds received no up-front sales charges with regard to sales of Class A shares and Class C shares.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended June 30, 2003, JH Funds received no CDSCs with regard to Class B and Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of John Hancock Life Insurance Company. The Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the Fund's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of approximately 0.03% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

The Fund had no capital share transactions during the period ended June 30, 2003. The Fund has an unlimited number of shares authorized with no par value.

NOTE D
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, aggregated $938,556 and $926,724, respectively, during the period ended June 30, 2003.

The cost of investments owned on June 30, 2003, including short-term investments, for federal income tax purposes was $2,381,543. Gross unrealized appreciation and depreciation of investments aggregated $213,795 and $71,277, respectively, resulting in net unrealized appreciation of $142,518. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on wash sales.



FOR YOUR
INFORMATION

TRUSTEES

James F. Carlin
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner*
Steven R. Pruchansky
Lt. Gen. Norman H. Smith,  USMC (Ret.)
John P. Toolan*
*Members of the Audit Committee

OFFICERS

Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

HOW TO
CONTACT US

On the Internet                        www.jhfunds.com

By regular mail                        John Hancock Signature Services, Inc.
                                       1 John Hancock Way, Suite 1000
                                       Boston, MA 02217-1000

By express mail                        John Hancock Signature Services, Inc.
                                       Attn: Mutual Fund Image Operations
                                       529 Main Street
                                       Charlestown, MA 02129

Customer service representatives       1-800-225-5291

24-hour automated information          1-800-338-8080

TDD line                               1-800-554-6713

The Fund's voting policies and procedures are available without charge, upon request:

By phone                               1-800-225-5291

On the Fund's Web site                 www.jhfunds.com/proxy

On the SEC's Web site                  http://www.sec.gov



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Fundamental Value Fund.


780SA              6/03
                   8/03



John Hancock
Strategic Growth
Fund

SEMI
ANNUAL
REPORT

6.30.03

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 12

For your information
page 25

Dear Fellow Shareholders,

The stock market made a strong recovery in the first half of 2003. Historically low interest rates, improving corporate earnings and government stimulus in the form of tax cuts gave investors hope that the economy would soon begin to strengthen. Most of the market's move up occurred in the second quarter, and the breadth of the rally was enormous. As a result, the major indexes were able to wipe out their first-quarter losses and post solid gains for the first six months of the year. With technology leading the way, the tech-heavy Nasdaq Composite Index rose 21.51% through June, the Dow Jones Industrial Average was up 9.02% and the Standard & Poor's 500 Index returned 11.75%. With falling interest rates, bonds also did well, continuing their upward trend for a fourth consecutive year. High yield bonds led the pack, returning 18.49% in the first half as measured by the Lehman High Yield Index.

After the jarring stock-market losses of the last three years, it's a welcome relief for investors to be reminded that the market is indeed cyclical, and does move up -- not just down. And mutual fund investors will finally like what they see in their second-quarter statements: positive results. With the exception of bear funds, which bet on the market going down, every fund category tracked by Morningstar, Inc. and Lipper, Inc. posted double-digit gains in the quarter.

Whether this rally can be sustained depends in large part on whether the economy actually does rebound, and by how much, and how corporate earnings fare. It will also depend on how soon a lot of the investors still sitting on the sidelines decide to get back into the stock market.

No matter what happens next, the dramatic reversal in the stock market's fortunes, and other economic improvements, could be signals that it's time for investors to review their portfolios with their investment professionals to make sure they are well-positioned to meet their long-term investment objectives.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer

This commentary reflects the chairman's views as of June 30, 2003. They are subject to change at any time.



YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth
of capital by
investing primarily
in stocks of large-
and medium-
capitalization
companies for
which the man-
agers project an
above-average
growth rate.

Over the last six months

* Stock market conditions turned more favorable as investors began anticipating improved economic conditions.

* The best performers came from the most economically sensitive areas, including technology, consumer cyclical and finance stocks.

* The Fund benefited from investing in more aggressive large- and mid-cap stocks.

[Bar chart with heading "John Hancock Strategic Growth Fund". Under the heading is a note that reads "Fund performance for the six months ended June 30, 2003." The chart is scaled in increments of 5% with 0% at the bottom and 15% at the top. The first bar represents the 14.55% total return for Class A. The second bar represents the 14.33% total return for Class B. The third bar represents the 14.33% total return for Class
C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 3.6%   Microsoft Corp.
 2.8%   General Electric Co.
 2.6%   Pfizer, Inc.
 2.3%   EMC Corp.
 2.2%   Affiliated Computer Services, Inc.
 2.1%   Staples, Inc.
 2.0%   Cisco Systems, Inc.
 1.8%   Citigroup, Inc.
 1.7%   BEA Systems, Inc.
 1.6%   ENSCO International, Inc.

As a percentage of net assets on June 30, 2003.



MANAGERS'
REPORT

BY ROBERT J. UEK, CFA, FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Strategic Growth Fund

The stock market rebounded during the first half of 2003, as investors became more willing to look ahead toward future earnings and the prospect of an economic recovery. Optimism mounted with reports that business was no longer deteriorating and evidence that the Federal government would continue to use fiscal and monetary measures to spur economic growth. Cheap stock valuations relative to other asset classes, a swift end to the war with Iraq and strong consumer spending further fueled market gains.

Growth stocks took a slight lead in the rally, as economically sensitive technology, finance and consumer discretionary stocks posted especially strong returns. The Russell 1000 Growth Index, a measure of large-cap growth stock performance, returned 13.09% for the six months ended June 30, 2003. More aggressive, smaller-cap growth stocks fared even better.

PERFORMANCE AND STRATEGY REVIEW

John Hancock Strategic Growth Fund's Class A, Class B and Class C shares returned 14.55%, 14.33% and 14.33%, respectively, at net asset value, during the first half of the year. By comparison, the average multi-cap core fund returned 12.03% over the same period, according to Lipper, Inc.1 The Fund continued to target large and mid-cap growth stocks with reasonable valuations and improving earnings growth prospects. Our decision to move away from more defensive mega-cap names into more aggressive large- and mid-cap stocks helped performance, as did the Fund's concentration on more economically sensitive sectors.

"The stock market
 rebounded during the
 first half of 2003..."

CYCLICAL BIAS

Technology stocks, which represented more than 25% of the Fund's assets, were strong gainers. Among our best performers were EMC and McDATA, companies that serve the high growth storage area. EMC, in particular, rallied as the company focused on costs and gained further competitive advantage through a successful new product launch. Cisco Systems was another strong contributor, benefiting from rising gross margins even as business conditions remained weak. Our largest investment was Microsoft, which delivered steady returns thanks to its market dominance and strong business model. During the period, we added more aggressive stocks such as Yahoo! as well as beaten-down names such as Affiliated Computer, a processing outsourcer.

[A photo of Robert Uek flush right next to first paragraph.]

In the finance sector, our focus was on companies with leverage to a stock market recovery or rebound in capital markets activity. Strong performers included Charles Schwab, Merrill Lynch and Goldman Sachs. These companies did well as both investor optimism and trading volumes rose. We avoided regional banks, which we believe have already had a strong run and are unlikely to benefit from further interest-rate changes.

"Technology stocks ...
 were strong gainers..."

CONCENTRATION IN CONSUMER

Good stock selection and a sizable concentration in the consumer discretionary sector also boosted performance. Top gainers included retailers Best Buy and Target, both of which did well as consumer spending remained strong. The Fund also profited from owning McDonald's as new management cut costs and new products attracted customers. We sold it when it reached our price target. Homebuilders Pulte Homes (no longer in the portfolio) and Lennar benefited as low interest rates continued to fuel new and existing home sales. We exited from weak performer Office Depot and added to our investment in Staples, a well-run office supply store chain with improving fundamentals.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Computers 20%, the second is Medical 16%, the third Electronics 11%, the Oil & gas 8%, and the fifth Finance 8%.]

CHANGES TO HEALTH CARE

Health care, which represented about 16% of the Fund's assets, contributed positively to performance. However, our slightly below-average stake in the sector relative to the Russell 1000 Growth Index, as well as our investment in branded pharmaceutical companies, somewhat hampered relative returns. We made several changes to better position the Fund, including trimming our stake in Pfizer. We still believe Pfizer's merger with Pharmacia will help the company going forward, but expect new proposed Medicare prescription benefits to favor generic pharmaceutical companies. We also sold more defensive medical service companies, including HCA, a hospital company that tumbled after issuing a profit warning, and Wellpoint Health Networks, a health maintenance organization whose stock appeared to us to be expensive.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 6-30-03." The chart is divided into two sections (from top to left): Common stocks 98% and Short-term investments & other 2%.]

We added opportunistically to generic pharmaceuticals, as well as biotechnology companies, which are benefiting from faster drug approvals by the Food and Drug Administration. Biovail, a generic drug company, and Gilead Sciences, a biotech company best known for its HIV drugs, were among our top performers. We sold some of our other health-care names, including Charles River Laboratories International and Biogen, which suffered sharp declines for company-specific reasons.

[Table at top of page entitled "SCORECARD". The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is EMC followed by an up arrow with the phrase "Growing demand, cost focus, new product." The second listing is General Electric followed by an up arrow with the phrase "Strong execution and product line, cheap valuation." The third listing is Tellabs followed by a down arrow with the phrase "Continued weak demand for telecom equipment."]

MORE POSITIVE OUTLOOK

We are cautiously optimistic that the U.S. economy is on the road to recovery. If there is encouraging economic news, we believe the stock market will continue to make headway. However, we expect stocks to remain somewhat volatile as long as economic signals remain mixed. We think many companies are well positioned for a recovery, having improved their operating margins and strengthened their balance sheets during the downturn. Many companies appear poised to grow earnings even if there is little improvement in business conditions. If the economy does improve, we think these same companies will have strong upside leverage. Valuations, while no longer cheap, remain reasonable, which should also attract investor interest.

"We think many companies
 are well positioned for
 a recovery..."

Our focus will remain on well-run companies with good cash flows that are selling at attractive valuations. As long as the economic outlook remains positive, we plan to keep the Fund tilted toward more aggressive stocks. We believe our system of price targets, which forces us to sell stocks once they reach a ceiling or floor that we set at the time of purchase, can help maximize the Fund's gains and minimize its risk if the market remains volatile.

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. The team's statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.


A LOOK AT
PERFORMANCE

For the period ended
June 30, 2003

The index used for
comparison is the
Russell 1000 Growth
Index, an unmanaged
index that measures
the performance of
those Russell 1000
companies with
higher price-to-book
ratios and higher
forecasted values.

It is not possible to
invest directly in
an index.

                              Class A      Class B      Class C        Index
Inception date                12-3-01      12-3-01      12-3-01           --

Average annual returns with maximum sales charge (POP)
One year                        -4.70%       -5.10%       -2.07%        2.94%
Since inception                -14.54%      -14.37%      -12.68%      -11.64%

Cumulative total returns with maximum sales charge (POP)
Six months                       8.76%        9.33%       12.22%       13.09%
One year                        -4.70%       -5.10%       -2.07%        2.94%
Since inception                -21.89%      -21.65%      -19.20%      -17.69%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge
(CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.


GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Russell 1000 Growth Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Strategic Growth Fund, before sales charge, and is equal to $8,225 as of June 30, 2003. The second line represents the Index and is equal to $8,231 as of June 30, 2003. The third line represents the value of the same hypothetical investment made in the John Hancock Strategic Growth Fund, after sales charge, and is equal to $7,811 as of June 30, 2003.

                                    Class B      Class C 1
Period beginning                    12-3-01      12-3-01
Without sales charge                 $8,161       $8,161
With maximum sales charge            $7,835       $8,080
Index                                $8,231       $8,231

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of June 30, 2003. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.


FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
June 30, 2003
(unaudited)

This schedule is divided into two main categories: common stocks and short-term investments. The common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


SHARES    ISSUER                                                                                                VALUE
COMMON STOCKS 98.25%                                                                                       $1,609,736
(Cost $1,404,821)

Advertising 0.88%                                                                                              14,340
    200   Omnicom Group, Inc.                                                                                  14,340

Banks -- United States 2.64%                                                                                   43,252
    400   State Street Corp.                                                                                   15,760
    400   PNC Financial Services Group                                                                         19,524
    200   TCF Financial Corp.                                                                                   7,968

Broker Services 1.29%                                                                                          21,105
    252   Goldman Sachs Group, Inc. (The)                                                                      21,105

Building 0.87%                                                                                                 14,300
    200   Lennar Corp.                                                                                         14,300

Business Services -- Misc. 1.43%                                                                               23,448
    800   Paychex, Inc.                                                                                        23,448

Chemicals 1.36%                                                                                                22,357
    372   Praxair, Inc.                                                                                        22,357

Computers 19.69%                                                                                              322,595
    800   Affiliated Computer Services, Inc.*                                                                  36,584
  2,500   BEA Systems, Inc.*                                                                                   27,150
  2,000   Cisco Systems, Inc.*                                                                                 33,380
    700   Dell Computer Corp.*                                                                                 22,372
    300   Electronic Arts, Inc.*                                                                               22,197
  3,600   EMC Corp.*                                                                                           37,692
  1,200   Hewlett-Packard Co.                                                                                  25,560
  1,000   McDATA Corp. (Class B)*                                                                              14,500
    500   Mercury Interactive Corp.*                                                                           19,305
  2,300   Microsoft Corp.                                                                                      58,903
  4,000   Sun Microsystems, Inc.*                                                                              18,400
    200   Yahoo! Inc.*                                                                                          6,552

Consumer Products -- Misc. 1.42%                                                                               23,220
  1,000   Yankee Candle Co, Inc. (The)*                                                                        23,220

Containers 2.51%                                                                                               41,130
  3,000   Crown Holdings, Inc.*                                                                                21,420
  1,000   Pactiv Corp.*                                                                                        19,710

Cosmetics & Personal Care 1.73%                                                                                28,355
    200   Colgate-Palmolive Co.                                                                                11,590
    500   Estee Lauder Cos., Inc. (The) (Class A)                                                              16,765

Electronics 10.87%                                                                                            178,151
  1,000   Altera Corp.*                                                                                        16,400
    400   Analog Devices, Inc.*                                                                                13,928
  2,500   Flextronics International Ltd. (Singapore)*                                                          25,975
  1,600   General Electric Co.                                                                                 45,888
  1,000   Intel Corp.                                                                                          20,784
  1,000   Microchip Technology, Inc.                                                                           24,630
  2,000   Taiwan Semiconductor Manufacturing Co. Ltd.,
          American Depositary Receipt (ADR) (Taiwan)*                                                          20,160
    600   Teradyne, Inc.*                                                                                      10,386

Finance 7.53%                                                                                                 123,439
    300   American Express Co.                                                                                 12,543
    700   Citigroup, Inc.                                                                                      29,960
    400   First Data Corp.                                                                                     16,576
  1,000   MBNA Corp.                                                                                           20,840
    500   Merrill Lynch & Co., Inc.                                                                            23,340
  2,000   Schwab (Charles) Corp. (The)                                                                         20,180

Insurance 2.69%                                                                                                44,087
    150   Hartford Financial Services Group, Inc. (The)                                                         7,554
    500   Radian Group, Inc.                                                                                   18,325
    400   RenaissanceRe Holdings Ltd. (Bermuda)                                                                18,208

Leisure 1.56%                                                                                                  25,582
    250   International Game Technology                                                                        25,582

Media 5.75%                                                                                                    94,136
    600   Clear Channel Communications, Inc.*                                                                  25,434
    300   Comcast Corp. (Class A)*                                                                              9,054
    900   Comcast Corp. (Special Class A)*                                                                     25,947
    300   InterActiveCorp*                                                                                     11,871
    500   Viacom, Inc. (Class B)*                                                                              21,830

Medical 16.31%                                                                                                267,251
    400   Amgen, Inc.*                                                                                         26,576
    700   Biomet, Inc.                                                                                         20,062
    500   Biovail Corp. (Canada)*                                                                              23,530
    300   Forest Laboratories, Inc.*                                                                           16,425
    300   Gilead Sciences, Inc.*                                                                               16,674
    400   Johnson & Johnson                                                                                    20,680
    700   King Pharmaceuticals, Inc.*                                                                          10,332
    350   Medtronic, Inc.                                                                                      16,790
    400   Merck & Co., Inc.                                                                                    24,220
  1,257   Pfizer, Inc.                                                                                         42,927
    200   Stryker Corp.                                                                                        13,874
    376   Varian Medical Systems, Inc.*                                                                        21,646
    300   Zimmer Holdings, Inc.*                                                                               13,515

Oil & Gas 7.72%                                                                                               126,442
    400   BJ Services Co.*                                                                                     14,944
    200   Devon Energy Corp.                                                                                   10,680
  1,000   ENSCO International, Inc.                                                                            26,900
    200   EOG Resources, Inc.                                                                                   8,368
    900   Maverick Tube Corp.*                                                                                 17,235
    500   Nabors Industries Ltd. (Bermuda)*                                                                    19,775
    300   Patterson-UTI Energy, Inc.*                                                                           9,720
  1,000   Pride International, Inc.*                                                                           18,820

Retail 6.94%                                                                                                  113,640
    500   Best Buy Co., Inc.*                                                                                  21,960
    800   Home Depot, Inc. (The)                                                                               26,496
  1,850   Staples, Inc.*                                                                                       33,947
    400   Target Corp.                                                                                         15,136
    300   Wal-Mart Stores, Inc.                                                                                16,101

Steel 0.75%                                                                                                    12,213
    250   Nucor Corp.                                                                                          12,213

Telecommunications 4.31%                                                                                       70,693
  1,500   Advanced Fibre Communications, Inc.*                                                                 24,405
  3,000   JDS Uniphase Corp.*                                                                                  10,530
  1,100   Nokia Corp., ADR (Finland)                                                                           18,073
    900   Vodafone Group Plc, ADR (United Kingdom)                                                             17,685

                                                                              INTEREST        PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                                RATE    (000s OMITTED)        VALUE
SHORT-TERM INVESTMENTS 2.50%                                                                                  $41,000
(Cost $41,000)

Joint Repurchase Agreement 2.50%
Investment in a joint repurchase agreement transaction with
UBS Warburg, Inc. -- Dated 06-30-03, due 07-01-03
(Secured by U.S. Treasury Bonds 5.250% thru 7.875%
due 02-15-21 thru 11-15-28)                                                       1.10%             $41        41,000

TOTAL INVESTMENTS 100.75%                                                                                  $1,650,736

OTHER ASSETS AND LIABILITIES, NET (0.75%)                                                                    ($12,393)

TOTAL NET ASSETS 100.00%                                                                                   $1,638,343

Notes to the Schedule of Investments

* Non-income-producing security.

  Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

  The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.




ASSETS AND
LIABILITIES

June 30, 2003
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.


ASSETS
Investments at value (cost $1,445,821)                             $1,650,736
Cash                                                                      172
Receivable for investments sold                                         5,773
Dividends and interest receivable                                       1,012
Receivable from affiliates                                              1,661
Other assets                                                               95

Total assets                                                        1,659,449

LIABILITIES
Payable for investments purchased                                       8,482
Payable to affiliates
 Management fee                                                         1,055
 Distribution and service fee                                              70
 Other                                                                     30
Other payables and accrued expenses                                    11,469

Total liabilities                                                      21,106

NET ASSETS
Capital paid-in                                                     1,982,720
Accumulated net realized loss on investments                         (545,080)
Net unrealized appreciation of investments                            204,915
Accumulated net investment loss                                        (4,212)

Net assets                                                         $1,638,343

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($1,605,783 [DIV] 196,000 shares)                               $8.19
Class B ($16,280 [DIV] 2,000 shares)                                    $8.14
Class C ($16,280 [DIV] 2,000 shares)                                    $8.14

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($8.19 [DIV] 95%)                                             $8.62
Class C ($8.14 [DIV] 99%)                                               $8.22

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the period ended
June 30, 2003
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in operat-
ing the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $63)                    $5,997
Interest                                                                  196

Total investment income                                                 6,193

EXPENSES
Investment management fee                                               5,537
Class A distribution and service fee                                    2,171
Class B distribution and service fee                                       55
Class C distribution and service fee                                       55
Transfer agent fee                                                        177
Custodian fee                                                           5,638
Auditing fee                                                            4,215
Printing                                                                3,164
Registration and filing fees                                            1,510
Accounting and legal services fee                                         197
Miscellaneous                                                             119

Total expenses                                                         22,838
Less expense reductions                                               (12,434)

Net expenses                                                           10,404

Net investment loss                                                    (4,211)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on investments                                      (27,126)
Change in net unrealized appreciation (depreciation)
  of investments                                                      239,426

Net realized and unrealized gain                                      212,300

Increase in net assets from operations                               $208,089

1 Semiannual period from 1-1-03 through 6-30-03.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions, if
any, paid to
shareholders
and any increase
or decrease in
money share-
holders invested
in the Fund.
                                                          YEAR        PERIOD
                                                         ENDED         ENDED
                                                      12-31-02       6-30-03 1
INCREASE (DECREASE) IN NET ASSETS
From operations
Net investment loss                                   ($10,793)      ($4,211)
Net realized loss                                     (502,842)      (27,126)
Change in net unrealized
  appreciation (depreciation)                          (79,192)      239,426
Increase (decrease) in net assets
  resulting from operations                           (592,827)      208,089

Distributions to shareholders
From net investment income
Class A                                                 (5,941)           --
Class B                                                   (37)            --
Class C                                                   (36)            --
                                                        (6,014)           --

NET ASSETS
Beginning of period                                  2,029,095     1,430,254

End of period 2                                     $1,430,254    $1,638,343

1 Semiannual period from 1-1-03 through 6-30-03. Unaudited.

2 Includes accumulated net investment loss of $1 and $4,212, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          12-31-01 1  12-31-02     6-30-03 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.00      $10.15       $7.15
Net investment loss 3                                       -- 4     (0.05)      (0.02)
Net realized and unrealized
  gain (loss) on investments                              0.15       (2.92)       1.06
Total from
  investment operations                                   0.15       (2.97)       1.04
Less distributions
From net investment income                                  --       (0.03)         --

Net asset value,
  end of period                                         $10.15       $7.15       $8.19
Total return 5,6 (%)                                      1.50 7    (29.26)      14.55 7

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $2          $1          $2
Ratio of expenses
  to average net assets (%)                               1.40 8      1.40        1.40 8
Ratio of adjusted expenses
  to average net assets 9 (%)                            12.80 8      3.32        3.08 8
Ratio of net investment loss
  to average net assets (%)                              (0.29)8     (0.64)      (0.56)8
Portfolio turnover (%)                                       6         254          88

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          12-31-01 1  12-31-02     6-30-03 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.00      $10.14       $7.12
Net investment loss 3                                    (0.01)      (0.10)      (0.04)
Net realized and unrealized
  gain (loss) on investments                              0.15       (2.90)       1.06
Total from
  investment operations                                   0.14       (3.00)       1.02
Less distributions
From net investment income                                  --       (0.02)         --

Net asset value,
  end of period                                         $10.14       $7.12       $8.14
Total return 5,6 (%)                                      1.40 7    (29.60)      14.33 7

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             -- 10       -- 10       -- 10
Ratio of expenses
  to average net assets (%)                               2.10 8      1.95        1.85 8
Ratio of adjusted expenses
  to average net assets 9 (%)                            13.50 8      3.87        3.53 8
Ratio of net investment loss
  to average net assets (%)                              (0.99)8     (1.19)      (1.01)8
Portfolio turnover (%)                                       6         254          88

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          12-31-01 1  12-31-02     6-30-03 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.00      $10.14       $7.12
Net investment loss 3                                    (0.01)      (0.10)      (0.04)
Net realized and unrealized
  gain (loss) on investments                              0.15       (2.90)       1.06
Total from
  investment operations                                   0.14       (3.00)       1.02
Less distributions
From net investment income                                  --       (0.02)         --

Net asset value,
  end of period                                         $10.14       $7.12       $8.14
Total return 5,6 (%)                                      1.40 7    (29.60)      14.33 7

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             -- 10       -- 10       -- 10
Ratio of expenses
  to average net assets (%)                               2.10 8      1.95        1.85 8
Ratio of adjusted expenses
  to average net assets 9 (%)                            13.50 8      3.87        3.53 8
Ratio of net investment loss
  to average net assets (%)                              (0.99)8     (1.19)      (1.01)8
Portfolio turnover (%)                                       6         254          88

 1 Class A, Class B and Class C shares began operations on 12-3-01.

 2 Semiannual period from 1-1-03 through 6-30-03. Unaudited.

 3 Based on the average of the shares outstanding.

 4 Less than $0.01 per share.

 5 Assumes dividend reinvestment and does not reflect the effect of sales charges.

 6 Total returns would have been lower had certain expenses not been reduced during the periods shown.

 7 Not annualized.

 8 Annualized.

 9 Does not take into consideration expense reductions during the periods shown.

10 Less than $500,000.

See notes to
financial statements.



NOTES TO
STATEMENTS

Unaudited

NOTE A
Accounting policies

John Hancock Strategic Growth Fund (the "Fund") is a non-diversified series of John Hancock Investment Trust, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek long-term growth of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $496,382 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The entire amount of the loss carryforward expires December 31, 2010.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.75% of the first $750,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $750,000,000.

The Adviser has agreed to limit the Fund's expenses, excluding the distribution and service fees, to 1.10% of the Fund's average daily net assets, at least until February 28, 2004. Accordingly, the expense reduction amounted to $12,434 for the period ended June 30, 2003. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended June 30, 2003, JH Funds received no up-front sales charges with regard to Class A and Class C shares.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended June 30, 2003, JH Funds received no CDSCs with regard to Class B and Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of John Hancock Life Insurance Company. The Fund pays a monthly transfer agent fee at an annual rate of 0.05% the Fund's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of approximately 0.03% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

The Fund had no shares sold, reinvested or repurchased during the period ended June 30, 2003. The Fund has an unlimited number of shares authorized with no par value.

NOTE D
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended June 30, 2003, aggregated $1,303,702 and $1,376,404, respectively.

The cost of investments owned on June 30, 2003, including short-term investments, for federal income tax purposes was $1,465,565. Gross unrealized appreciation and depreciation of investments aggregated $220,621 and $35,450, respectively, resulting in net unrealized appreciation of $185,171. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on wash sales.



OUR FAMILY
OF FUNDS

--------------------------------------------------------
Equity                   Balanced Fund
                         Classic Value Fund
                         Core Equity Fund
                         Focused Equity Fund
                         Growth Trends Fund
                         International Fund
                         Large Cap Equity Fund
                         Large Cap Growth Fund
                         Large Cap Spectrum Fund
                         Mid Cap Growth Fund
                         Multi Cap Growth Fund
                         Small Cap Equity Fund
                         Small Cap Growth Fund
                         Sovereign Investors Fund
                         U.S. Global Leaders Growth Fund
--------------------------------------------------------
Sector                   Biotechnology Fund
                         Financial Industries Fund
                         Health Sciences Fund
                         Real Estate Fund
                         Regional Bank Fund
                         Technology Fund
--------------------------------------------------------
Income                   Bond Fund
                         Government Income Fund
                         High Income Fund
                         High Yield Bond Fund
                         Investment Grade Bond Fund
                         Strategic Income Fund
--------------------------------------------------------
Tax-Free Income          California Tax-Free Income Fund
                         High Yield Municipal Bond Fund
                         Massachusetts Tax-Free Income Fund
                         New York Tax-Free Income Fund
                         Tax-Free Bond Fund
--------------------------------------------------------
Money Market             Money Market Fund
                         U.S. Government Cash Reserve


For more complete information on any John Hancock Fund and a prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291. Please read the prospectus carefully before investing or sending money.



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DELIVERY

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OUR WEB SITE

A wealth of information --
www.jhfunds.com

View the latest information for your account.
------------------------------------------------
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------------------------------------------------
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------------------------------------------------



FOR YOUR
INFORMATION

TRUSTEES

James F. Carlin
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner*
Steven R. Pruchansky
Lt. Gen. Norman H. Smith,  USMC (Ret.)
John P. Toolan*
*Members of the Audit Committee

OFFICERS

Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803


HOW TO
CONTACT US

On the Internet                        www.jhfunds.com

By regular mail                        John Hancock Signature Services, Inc.
                                       1 John Hancock Way, Suite 1000
                                       Boston, MA 02217-1000

By express mail                        John Hancock Signature Services, Inc.
                                       Attn: Mutual Fund Image Operations
                                       529 Main Street
                                       Charlestown, MA 02129

Customer service representatives       1-800-225-5291

24-hour automated information          1-800-338-8080

TDD line                               1-800-554-6713

The Fund's voting policies and procedures are available without charge, upon request:

By phone                               1-800-225-5291

On the Fund's Web site                 www.jhfunds.com/proxy

On the SEC's Web site                  http://www.sec.gov



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Strategic Growth Fund.

890SA             6/03
                  8/03





ITEM 2.  CODE OF ETHICS.

Not applicable at this time.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

(a) Not applicable at this time.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


By:
-----------------------
Maureen R. Ford
Chairman, President and Chief Executive Officer

Date:    August 27, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
-----------------------
Maureen R. Ford
Chairman, President and Chief Executive Officer

Date:    August 27, 2003




By:
-----------------------
Richard A. Brown
Senior Vice President and Chief Financial Officer

Date:    August 27, 2003